UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	05-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MAY 31, 2014

High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2014. It provides investment performance and portfolio information for the reporting period, plus a longer-term historical performance perspective.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

A Tale of Two Periods for Municipal Bonds (Munis)

The fiscal year ended May 31, 2014 provided a bridge between a difficult year for the U.S. muni market (2013) and a much better year, so far (2014). In 2013, the muni market faced challenges such as the fiscal sequester (which constrained funding efforts for municipal projects), the Taper Tantrum (sharply rising bond yields last summer as reductions in the Federal Reserve’s monthly bond-buying program appeared imminent), Detroit’s bankruptcy (a headline event that raised concerns about the broader muni market, even though it was an isolated event stemming from specific issues), fiscal shortfalls in Puerto Rico (a large muni issuer, also with its own specific rather than systemic problems), and large withdrawals from muni mutual funds.

2014 has been different, with no major new negative muni headline events through the first five months (reducing credit concerns). We’ve also experienced lower U.S. Treasury yields and higher Federal tax rates (which helped spur demand), and reduced muni issuance, which has resulted in a supply/demand imbalance that boosted the market. As a result, muni index returns for the full fiscal year were positive: 3.05% and 0.33%, respectively, for the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index. By comparison, the broad taxable, investment-grade Barclays U.S. Aggregate Bond Index returned 2.71%, and the 10-year U.S. Treasury note returned 0.43%.

Looking ahead, we see signs of potential economic improvement in the second half of 2014, but headwinds persist. Housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHYX	1.21%	8.32%	4.28%	4.78%(1)	3/31/98
Barclays Municipal Bond Index	—	3.05%	5.59%	5.00%	5.15%	—
Institutional Class	AYMIX	1.31%	—	—	6.70%	3/1/10
A Class	AYMAX					1/31/03
No sales charge*		0.96%	8.05%	4.02%	4.11%
With sales charge*		-3.58%	7.07%	3.54%	3.69%
C Class	AYMCX	0.21%	7.25%	3.24%	3.44%	7/24/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2004

Value on May 31, 2014
Investor Class — $15,206

Barclays Municipal Bond Index — $16,287

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.60%	0.40%	0.85%	1.60%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli, and Alan Kruss

Performance Summary

High-Yield Municipal returned 1.21%* for the fiscal year ended May 31, 2014. By comparison, the Barclays Municipal Bond Index (representing investment-grade municipal bonds) returned 3.05%, while the Barclays Municipal High Yield Index (representing non-investment-grade municipal bonds) returned 0.33%.** Fund returns reflect operating expenses, while index returns do not. (See pages 3 and 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive overall performance of high-yield municipal bonds (high-yield munis), despite some initial challenges. After struggling early in the period with rising interest rates, negative credit-related events, and steady muni fund outflows, the muni market benefited from a supply/demand imbalance in the latter part of the period. Investor optimism regarding munis improved as fears about sharp rate hikes and widespread municipal credit challenges subsided. In addition, higher federal tax rates made the taxable-equivalent yields of munis more attractive for many yield-hungry investors. Meanwhile, as demand for munis increased, supply tightened on declining issuance.

The main contributors to the fund’s underperformance relative to the investment-grade benchmark were the portfolio’s shortened duration (reduced price sensitivity to interest rate changes) position and greater focus on lower-quality securities, which lagged investment-grade munis during the period. Compared with the high-yield index, the fund was more conservatively positioned, with a greater emphasis on higher-rated bonds and lower weightings in riskier sectors, which led to better relative performance.

Credit Environment

Although the muni market faced some notable negative headlines, overall muni fundamentals remained favorable. Early in the period, Detroit filed for bankruptcy protection, declaring itself insolvent after years of fiscal problems. The July 2013 bankruptcy filing was big news, but it was not a big surprise to market participants. We believe this was a relatively isolated event, with its own individual circumstances (including an extended period of fiscal mismanagement and population loss), rather than an indicator of a systemic municipal market problem. Meanwhile, Puerto Rico, which is one of the largest issuers of municipal debt, captured headlines as the Commonwealth struggled with a stubbornly weak economy, mounting debt, and persistent budget deficits.

Despite these high-profile challenges, overall credit trends in the muni market were stable to improving throughout the period. State and local tax revenues generally increased, due to improving local economies and/or higher tax rates. And that trend may continue. According to the National Association of State Budget Officers, 42 states will increase their spending in fiscal 2015 (which begins July 1, 2014, for most states). Overall, the association projects state general fund expenditures to increase 2.9%, or a total of $750.5 billion, in fiscal 2015.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The Barclays Municipal High Yield Index’s average returns were 10.27% and 5.94% for the five- and 10-year periods, respectively, ended May 31, 2014.

5

Muni credit-rating downgrades continued to outpace upgrades, but at a narrowing pace. According to Moody’s Investors Service, there were 1.5 downgrades for every one upgrade in the first quarter of 2014, an improvement from 2012, when there were 4.4 downgrades for every one upgrade. And, the muni default rate remained low, just 0.02% so far in 2014, according to Bank of America. We continue to believe it’s unlikely any states will default, but select state credit ratings are likely to remain under downward pressure due to the slow-growth economy.

Portfolio Positioning

Last summer, as Federal Reserve (Fed) statements fueled speculation about a taper strategy for the central bank’s monthly bond purchases, we started shortening the fund’s duration in anticipation of a rising-rate environment. We shortened duration further during the reporting period, expecting interest rates to rise in response to the Fed’s reduced bond buying and a gradually improving economy. This strategy generally aided fund performance through the end of 2013 as interest rates increased, but it detracted from results overall as interest rates declined sharply during the first five months of 2014. Weaker-than-expected economic data, much of it due to severe winter weather, combined with elevated demand for Treasury securities, helped drive rates lower.

Security selection also weighed on results. In particular, a modest position (5.5% of the portfolio as of May 31, 2014) in Puerto Rico munis, which we built due to our belief the securities offered long-term price appreciation potential, detracted from performance.

Overall, we continued to favor revenue bonds, which generally outperformed general obligation (GO) bonds during the period. We also continued to underweight the higher-risk muni market sectors, including the tobacco sector, which aided performance. On the other hand, underweight positions in the better-performing airline and industrial development revenue/pollution control revenue (IDR/PCR) sectors weighed on results.

Outlook

During the first five months of 2014, an unexpected U.S. Treasury market rally helped drive interest rates lower. We believe some of the key causes of that rally were transitory and that interest rates could climb to more “normal” levels as the economy gradually improves and the Fed’s taper strategy unfolds. Therefore, we plan to maintain a relatively short duration. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize. We also believe recent supply/demand trends should continue to support the muni market, even as rates rise.

6

Fund Characteristics

MAY 31, 2014
Portfolio at a Glance
Weighted Average Maturity	19.2 years
Average Duration (Modified)	5.1 years

Top Five States and Territories	% of net assets
California	12.7%
New York	8.0%
Illinois	7.3%
Puerto Rico	5.5%
Colorado	5.3%

Top Five Sectors	% of fund investments
Special Tax	14%
Hospital	10%
Water/Sewer	9%
Industrial Development Revenue/Pollution Control Revenue	8%
Tollroads	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.4%
Other Assets and Liabilities	0.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expenses Paid During Period(1)12/1/13 - 5/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.80	$3.10	0.60%
Institutional Class	$1,000	$1,071.70	$2.07	0.40%
A Class	$1,000	$1,070.50	$4.39	0.85%
C Class	$1,000	$1,066.50	$8.24	1.60%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MAY 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.4%
ALABAMA — 2.0%
Columbia Industrial Development Board Rev., Series 1995 C, (Alabama Power Company Project), VRDN, 0.09%, 6/2/14	$1,400,000	$1,400,000
Courtland Industrial Development Board Environmental Improvement Rev., Series 2003 B, (International Paper Co.), 6.25%, 8/1/25	1,000,000	1,000,800
Jefferson County Sewer Rev., Series 2013 D, 6.00%, 10/1/42	2,000,000	2,213,620
Jefferson County Sewer Rev., Series 2013 D, 6.50%, 10/1/53	2,000,000	2,276,360
		6,890,780
ALASKA — 0.2%
Northern Tobacco Securitization Corp. Settlement Rev., Series 2006 A, (Asset Backed), 5.00%, 6/1/46	1,000,000	756,050
ARIZONA — 1.8%
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	250,000	278,220
Florence Town Inc. Industrial Development Authority Education Rev., (Legacy Traditional Charter School), 6.00%, 7/1/43	1,000,000	998,570
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	500,000	578,055
Phoenix Industrial Development Authority Rev., Series 2014 A, (Legacy Traditional Schools Project), 6.75%, 7/1/44(1)	2,000,000	2,068,560
Pima County Sewer System Rev., Series 2011 B, 5.00%, 7/1/26	1,000,000	1,146,740
Sundance Community Facilities District No. 2 Special Assessment Rev., 7.125%, 7/1/27(1)	642,000	642,822
Sundance Community Facilities District No. 3 Special Assessment Rev., 6.50%, 7/1/29	390,000	390,249
		6,103,216
CALIFORNIA — 12.7%
California GO, 5.00%, 4/1/37	1,000,000	1,112,710
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	2,000,000	2,344,940
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	400,000	434,840
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	175,000	194,483
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	1,500,000	1,619,910
California Mobilehome Park Financing Authority Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36	2,000,000	2,022,140
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	800,000	945,032
California Public Works Board Rev., Series 2013 A, (Judicial Council Projects), 5.00%, 3/1/30	1,500,000	1,695,450
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	1,500,000	1,651,980
California Public Works Board Lease Rev., Series 2014 A, (Various Capital Projects), 5.00%, 9/1/39	3,000,000	3,317,940
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 7.50%, 6/1/42	2,000,000	2,208,680

10

	Principal Amount	Value
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	$2,000,000	$2,166,880
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, (Election of 2004), 0.00%, 8/1/26 (NATL-RE)(2)	2,500,000	1,582,950
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 6.00%, 1/15/49	2,250,000	2,577,420
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B3, VRDN, 5.50%, 1/15/23	500,000	579,170
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 C, 6.50%, 1/15/43	500,000	583,775
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/24(3)	500,000	301,385
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	500,000	415,970
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47	500,000	389,320
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47	2,000,000	1,688,660
Independent Cities Finance Authority Mobilehome Park Rev., Series 2010 A, (Lamplighter Salinas), 6.15%, 7/15/40	2,000,000	2,178,120
Long Beach Unified School District GO, Capital Appreciation, Series 2008 G, 0.00%, 8/1/25 (AGC)(2)	1,595,000	1,065,954
Morongo Band of Mission Indians Rev., Series 2008 B, (Enterprise Casino Services), 6.50%, 3/1/28(1)	1,000,000	1,092,980
Oakland Redevelopment Agency Rev., 5.00%, 9/1/36 (Ambac)	3,350,000	3,406,447
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	385,000	460,814
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.40%, 7/1/23	250,000	255,253
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.50%, 7/1/27	225,000	229,705
Poway Unified School District GO, (Election of 2008), 0.00%, 8/1/32(2)	2,000,000	897,360
River Rock Entertainment Authority (The) Rev., Series 2011 B, 8.00%, 11/1/18(5)(6)	2,931,000	1,321,383
San Diego Community College District GO, Capital Appreciation, (Election of 2006), 0.00%, 8/1/23(2)	780,000	576,514
San Francisco City and County Airports Commission Rev., Series 2013 A, (San Francisco International Airport), 5.00%, 5/1/23	750,000	895,890
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	250,000	284,670
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(2)	2,225,000	1,557,878
Successor Agency to the Redevelopment Agency of the City & County of San Francisco Communities Facilities District No. 6 Special Tax Rev., Capital Appreciation, Series 2013 C, (Mission Bay South Public Improvements), 0.00%, 8/1/43(2)	3,500,000	663,285
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	1,500,000	1,502,145
		44,222,033
COLORADO — 5.3%
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	2,000,000	2,233,060
Colorado Health Facilities Authority Rev., Series 2010 A, (Total Longterm Care), 6.00%, 11/15/30	500,000	547,775

11

	Principal Amount	Value
Denver City and County Airport Rev., Series 2007 A, (United Air Lines Project), 5.75%, 10/1/32	$1,500,000	$1,550,100
Denver Health & Hospital Authority Rev., Series 2014 A, 5.00%, 12/1/39	800,000	840,760
Denver Health & Hospital Authority Rev., Series 2014 A, 5.25%, 12/1/45	250,000	266,557
Denver Urban Renewal Authority Tax Increment Rev., Series 2013 A1, 5.00%, 12/1/25	1,500,000	1,719,120
E-470 Public Highway Authority Rev., Series 2014 A, VRDN, 1.24%, 6/5/14	2,200,000	2,202,464
Granby Ranch Metropolitan District GO, 6.75%, 12/1/36	1,821,000	1,828,521
One Horse Business Improvement District Rev., (Sales Tax Sharing), 6.00%, 6/1/24	1,500,000	1,502,355
Plaza Metropolitan District No. 1 Tax Allocation Rev., 5.00%, 12/1/22	500,000	539,270
Plaza Metropolitan District No. 1 Tax Increment Allocation Rev., (Public Improvement Fee), 8.00%, 6/1/14, Prerefunded at 101% of Par(4)	1,500,000	1,515,330
Regional Transportation District COP, Series 2013 A, 5.00%, 6/1/21	1,000,000	1,173,910
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,101,940
Todd Creek Farms Metropolitan District No. 1 Rev., 5.60%, 12/1/14(5)	1,800,000	882,000
Todd Creek Farms Metropolitan District No. 1 Rev., 6.125%, 12/1/19(5)	1,500,000	735,000
		18,638,162
CONNECTICUT — 0.3%
Connecticut GO, Series 2013 E, 5.00%, 8/15/26	1,000,000	1,184,500
DELAWARE — 0.5%
Delaware State Economic Development Authority Gas Facilities Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31	1,500,000	1,646,625
DISTRICT OF COLUMBIA — 0.3%
Metropolitan Washington Airports Authority Rev., Series 2014 A, (Dulles Metrorail and Capital Projects), 5.00%, 10/1/53	1,000,000	1,045,040
FLORIDA — 4.4%
Alachua County Health Facilities Authority Rev., (Ridge Retirement Village, Inc.), 6.375%, 11/15/49	1,500,000	1,554,420
Brevard County Industrial Development Rev., (TUFF Florida Institute of Technology), 6.75%, 11/1/39	1,000,000	1,100,730
Broward County Airport System Rev., Series 2013 C, 5.25%, 10/1/38	500,000	552,990
Dupree Lakes Community Development District Special Assessment Rev., 6.83%, 11/1/15	450,000	452,340
Escambia County Rev., (Gulf Power Co.),VRDN, 2.10%, 4/11/19	500,000	505,930
Greater Orlando Aviation Authority Rev., (JetBlue Airways Corp.), 5.00%, 11/15/36	1,000,000	960,220
Hillsborough County Industrial Development Authority Rev., Series 2013 A, (Tampa General Hospital), 5.00%, 10/1/34	1,250,000	1,349,563
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/23	500,000	595,385
Martin County Health Facilities Authority Rev., (Martin Memorial Medical Center), 5.50%, 11/15/42	1,500,000	1,611,810
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	1,500,000	1,631,415
Mid-Bay Bridge Authority Springing Lien Rev., Series 2011 A, 7.25%, 10/1/40	2,000,000	2,414,520
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	1,000,000	1,103,060
Village Community Development District No. 10 Special Assessment Rev., 6.00%, 5/1/44	500,000	529,085
Village Community Development District No. 8 Special Assessment Rev., 6.125%, 5/1/39	845,000	941,710
		15,303,178

12

	Principal Amount	Value
GEORGIA — 3.3%
Atlanta Airport Rev., Series 2011 B, 5.00%, 1/1/29	$1,000,000	$1,092,750
Atlanta Water & Wastewater Rev., Series 2009 A, 6.25%, 11/1/39	3,000,000	3,524,070
Atlanta Water & Wastewater Rev., Series 2013 B, 5.00%, 11/1/24	1,000,000	1,217,780
DeKalb County Water and Sewer Rev., Series 2011 A, 5.25%, 10/1/36	1,000,000	1,122,970
Marietta Development Authority Rev., (Life University, Inc.), 7.00%, 6/15/39	1,000,000	1,017,600
Putnam County Development Authority Rev., (Power Company Plant Project), VRDN, 0.09%, 6/2/14	3,400,000	3,400,000
		11,375,170
GUAM — 2.0%
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.625%, 12/1/30	1,000,000	1,108,590
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	3,905,000	4,254,537
Guam Government Waterworks Authority Rev., 6.00%, 7/1/25	1,500,000	1,532,640
		6,895,767
HAWAII — 0.5%
Hawaii State Department of Budget & Finance Rev., Series 2009 A, (15 Craigside), 9.00%, 11/15/44	1,500,000	1,760,805
IDAHO — 0.4%
Boise City Independent School District GO, Series 2012 B, 5.00%, 8/1/22	1,000,000	1,224,000
ILLINOIS — 7.3%
Bedford Park Tax Allocation Rev., 5.125%, 12/30/18	1,325,000	1,361,159
Chicago Midway Airport Rev., Series 2013 B, 5.00%, 1/1/26	2,200,000	2,492,534
Chicago O'Hare International Airport Rev., Series 2005 A, 5.00%, 1/1/29 (NATL-RE)	1,115,000	1,171,876
Chicago Tax Increment Allocation Rev., Series 2004 B, (Pilsen Redevelopment), (Junior Lien), 6.75%, 6/1/22	2,820,000	2,829,955
Cook County GO, Series 2011 A, 5.25%, 11/15/28	800,000	894,808
Hampshire Special Service Area No. 13 Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37(5)(6)	4,966,000	2,178,783
Illinois Educational Facilities Authority Rev., Series 2001 B1, (University of Chicago), VRDN, 1.10%, 2/15/18	1,125,000	1,125,315
Illinois Finance Authority Rev., (Northwestern Memorial Healthcare), 5.00%, 8/15/43	1,000,000	1,069,690
Illinois Finance Authority Rev., Series 2008 A, (Prairie Power, Inc.), VRDN, 1.30%, 5/8/17 (GA: National Rural Utilities Cooperative Finance Corp.)	1,300,000	1,305,265
Illinois Finance Authority Rev., Series 2009 A, (Rush University Medical Center Obligation Group), 7.25%, 11/1/30	1,500,000	1,807,830
Illinois Finance Authority Rev., Series 2013 A, (Benedictine University Project), 6.25%, 10/1/33	1,000,000	1,148,580
Illinois GO, 5.00%, 8/1/18	4,000,000	4,539,040
Illinois GO, 5.00%, 2/1/21	500,000	571,070
Illinois GO, 5.00%, 8/1/25	1,000,000	1,105,490
Illinois GO, 5.50%, 7/1/38	1,000,000	1,096,130
Metropolitan Pier & Exposition Authority Rev., Capital Appreciation, Series 2012 B, (McCormick Place Project), 0.00%, 12/15/41(2)	1,000,000	243,860
University of Illinois Rev., Series 2011 A, (Auxiliary Facilities System), 5.25%, 4/1/41	625,000	681,631
		25,623,016

13

	Principal Amount	Value
IOWA — 0.2%
Iowa Tobacco Settlement Authority Rev., Series 2005 C, 5.625%, 6/1/46	$1,000,000	$862,630
KENTUCKY — 0.3%
Kentucky Public Transportation Infrastructure Authority Rev., Series 2013 A, (Downtown Crossing Project), 5.00%, 7/1/17	990,000	1,106,988
LOUISIANA — 0.5%
New Orleans Aviation Board Rev., Series 2009 A, (Consolidated Rental Car), 6.50%, 1/1/40	1,500,000	1,700,970
MARYLAND — 1.8%
Anne Arundel County Special Obligation Tax Allocation Rev., (National Business Park), 6.10%, 7/1/40	1,000,000	1,068,900
Baltimore Special Obligation Tax Allocation Rev., Series 2008 A, (Resh Park), 7.00%, 9/1/38	2,900,000	3,141,744
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,065,120
Maryland Industrial Development Financing Authority Rev., Series 2005 A, (Our Lady of Good Counsel High School), 6.00%, 5/1/15, Prerefunded at 100% of Par(4)	1,000,000	1,051,510
		6,327,274
MASSACHUSETTS — 1.0%
Massachusetts Development Finance Agency Rev., Series 2012 C, (Covanta Energy Project), 5.25%, 11/1/42	1,000,000	1,016,990
Massachusetts School Building Authority Sales Tax Rev., Series 2012 B, 5.00%, 8/15/28	2,000,000	2,342,800
		3,359,790
MICHIGAN — 5.3%
Detroit City School District GO, Series 2012 A, (School Building & Site Improvement), 5.00%, 5/1/25 (Q-SBLF)	2,490,000	2,734,642
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	770,000	766,558
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	2,250,000	2,230,087
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	3,750,000	3,736,875
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.75%, 7/1/37	1,000,000	998,040
Flint Hospital Building Authority Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,357,113
Kentwood Economic Development Corp. Rev., (Limited Obligation/Holland Home), 5.625%, 11/15/41	1,750,000	1,778,263
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	1,850,000	2,139,340
Royal Oak Hospital Finance Authority Rev., Series 2014 D, (William Beaumont Hospital), 5.00%, 9/1/39	1,600,000	1,722,704
Wayne County GO, Series 2009 A, (Building Improvement), 6.75%, 11/1/39	945,000	979,587
		18,443,209
MISSOURI — 2.9%
Kirkwood Industrial Development Authority Rev., Series 2010 A, (Aberdeen Heights), 8.25%, 5/15/45	3,000,000	3,442,080
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.12%, 6/2/14 (LOC: Commerce Bank N.A.)	405,000	405,000
Missouri State Health & Educational Facilities Authority Rev., (Lutheran Senior Services), 6.00%, 2/1/41	1,250,000	1,374,275

14

	Principal Amount	Value
Missouri State Health & Educational Facilities Authority Rev., (St. Louis College of Pharmacy Project), 5.50%, 5/1/43	$1,000,000	$1,081,540
Missouri State Health & Educational Facilities Authority Rev., Series 2011 B, (Rockhurst University), VRDN, 0.12%, 6/2/14 (LOC: Commerce Bank N.A.)	3,750,000	3,750,000
		10,052,895
NEBRASKA — 1.8%
Central Plains Energy Project Rev., 5.00%, 9/1/42	1,360,000	1,420,656
Omaha Public Power District Rev., Series 2012 A, 5.00%, 2/1/42	1,500,000	1,658,100
Santee Sioux Nation Tribal Health Care Rev., (Indian Health Service Joint Venture), 8.75%, 10/1/20 (Acquired 11/19/09, Cost $3,000,000)(7)	3,000,000	3,132,630
		6,211,386
NEVADA — 0.3%
Henderson Local Improvement District No. T-15 Special Assessment Rev., 6.10%, 3/1/24	960,000	983,357
NEW JERSEY — 4.5%
New Jersey Economic Development Authority Rev., (Continental Airlines, Inc.), 5.25%, 9/15/29	1,000,000	1,035,940
New Jersey Economic Development Authority Rev., (Continental Airlines, Inc.), 5.50%, 6/1/33	500,000	527,190
New Jersey Economic Development Authority Rev., (The Goethals Bridge Replacement Project), 5.375%, 1/1/43	1,600,000	1,715,568
New Jersey Economic Development Authority Rev., Series 2000 A, (Continental Airlines, Inc.) 5.625%, 11/15/30	1,000,000	1,065,180
New Jersey Economic Development Authority Rev., Series 2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37	3,000,000	3,025,440
New Jersey Economic Development Authority Rev., Series 2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15 (Acquired 9/1/06, Cost $690,000)(7)	690,000	693,091
New Jersey Transportation Trust Fund Authority Rev., Series 2012 A, 5.00%, 6/15/42	1,000,000	1,070,660
New Jersey Transportation Trust Fund Authority Rev., Capital Appreciation, Series 2010 A, 0.00%, 12/15/32(2)	6,420,000	2,712,964
Salem County Pollution Control Financing Authority Rev., Series 2014 A, (Chambers Project), 5.00%, 12/1/23(8)	2,000,000	2,229,780
Tobacco Settlement Financing Corp. Rev., Series 2007 1A, 4.75%, 6/1/34	2,000,000	1,575,540
		15,651,353
NEW MEXICO — 1.1%
Cabezon Public Improvement District Special Tax Rev., 6.30%, 9/1/34	1,490,000	1,533,478
Montecito Estates Public Improvement District Levy Special Tax Rev., (City of Albuquerque), 7.00%, 10/1/37	1,130,000	1,166,646
Ventana West Public Improvement District Levy Special Tax Rev., 6.875%, 8/1/33	1,000,000	1,002,120
		3,702,244
NEW YORK — 8.0%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	800,000	883,040
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.09%, 6/2/14 (LOC: Bayerische Landesbank)	700,000	700,000
Metropolitan Transportation Authority Rev., Series 2013 D, 5.00%, 11/15/43	1,000,000	1,090,840
Monroe County Industrial Development Corp. Rev., (Monroe Community College), 5.00%, 1/15/38 (AGM)	700,000	742,504

15

	Principal Amount	Value
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 3.00%, 7/1/16	$750,000	$785,498
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 4.00%, 7/1/18	800,000	878,976
New York City GO, Series 1993 A-4, VRDN, 0.09%, 6/2/14 (LOC: Bayerische Landesbank)	200,000	200,000
New York City GO, Series 2013 A1, 5.00%, 8/1/36	900,000	1,005,444
New York City GO, Series 2013 D1, 5.00%, 8/1/27	2,000,000	2,337,280
New York City GO, Series 2013 J, 5.00%, 8/1/23	750,000	902,662
New York City Industrial Development Agency Rev., Series 2012 A, 5.00%, 7/1/28	1,000,000	1,070,610
New York City Transitional Finance Authority Rev., Series 2013 F1, (Future Tax Secured Bonds), 5.00%, 2/1/22(9)	1,000,000	1,216,370
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	2,030,000	2,380,500
New York State Dormitory Authority Rev., Series 2012 B, 5.00%, 3/15/42	1,000,000	1,094,690
New York State Dormitory Authority Rev., Series 2013 A, 5.00%, 7/1/26	500,000	589,685
New York State Urban Development Corp. Rev., Series 2013 A1, (State Personal Income Tax), 5.00%, 3/15/43	1,000,000	1,104,260
Newburgh GO, Series 2012 A, 5.625%, 6/15/33	1,400,000	1,451,226
Onondaga Civic Development Corp. Rev., Series 2014 A, (St Joseph's Hospital Health Center Project) 5.125%, 7/1/31	500,000	512,905
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/36	2,000,000	2,245,280
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/28	3,000,000	3,440,460
Triborough Bridge & Tunnel Authority Rev., Capital Appreciation, Series 2013 A, 0.00%, 11/15/30(2)	2,500,000	1,337,325
Westchester County Local Development Corp. Rev., Series 2014 A, (Pace University), 5.50%, 5/1/42	1,655,000	1,775,252
		27,744,807
NORTH CAROLINA — 0.8%
Charlotte-Mecklenburg Hospital Authority Rev., Series 2013 A, (Carolinas Health Care System), 5.00%, 1/15/39	1,250,000	1,368,525
North Carolina Capital Facilities Finance Agency Rev., (Duke Energy Carolinas LLC), 4.375%, 10/1/31	1,500,000	1,591,905
		2,960,430
NORTH DAKOTA — 0.8%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	2,900,000	2,900,000
OHIO — 3.2%
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A2, (Asset Backed Senior Turbo), 5.125%, 6/1/24	1,000,000	866,730
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A2, (Asset Backed Senior Turbo), 5.75%, 6/1/34	1,000,000	828,240
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A2, (Asset Backed Senior Turbo), 5.875%, 6/1/47	1,500,000	1,234,665
Hamilton County Hospital Facilities Rev., (UC Health), 5.00%, 2/1/44	1,250,000	1,340,025
Muskingum County Hospital Facilities Rev., (Genesis Health System), 5.00%, 2/15/21	1,365,000	1,477,926
Ohio State Water Development Authority Rev., Series 2006 B, (FirstEnergy Nuclear Generation Project), VRDN, 4.00%, 6/3/19 (GA: FirstEnergy Solutions Corp.)	2,500,000	2,671,850

16

	Principal Amount	Value
Pinnacle Community Infrastructure Financing Authority Rev., Series 2004 A, 6.25%, 12/1/36	$1,800,000	$1,824,660
Southeastern Ohio Port Authority Rev., (Memorial Health System), 6.00%, 12/1/42	1,000,000	1,009,930
		11,254,026
OKLAHOMA — 2.6%
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	2,000,000	2,318,440
Trustees of the Tulsa Municipal Airport Trust Rev., 5.50%, 12/1/35	4,000,000	4,143,560
Tulsa County Industrial Authority Senior Living Community Rev., Series 2010 A, (Montereau, Inc.), 7.25%, 11/1/40	2,500,000	2,743,450
		9,205,450
OREGON — 1.5%
Forest Grove Student Housing Rev., (Oak Tree Foundation), 5.50%, 3/1/37 (Acquired 6/28/07, Cost $1,400,000)(7)	1,400,000	1,410,206
Oregon GO, Series 2011 J, 5.00%, 5/1/36	1,250,000	1,388,225
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/42	1,000,000	1,055,570
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/47	1,250,000	1,316,675
		5,170,676
PENNSYLVANIA — 3.4%
Allegheny County Industrial Development Authority Rev., (Environmental Improvement), 6.875%, 5/1/30	1,000,000	1,095,440
Allegheny County Redevelopment Authority Tax Allocation Rev., (Pittsburgh Mills), 5.60%, 7/1/23	1,500,000	1,546,875
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	2,000,000	2,259,240
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	2,000,000	2,153,280
Philadelphia Authority for Industrial Development Rev., Series 2014 A, (First Philadelphia Preparatory Charter School Project), 7.25%, 6/15/43	1,500,000	1,570,695
Philadelphia GO, Series 2014 A, 5.00%, 7/15/38	1,500,000	1,616,925
Philadelphia Municipal Authority Lease Rev., 6.50%, 4/1/39	1,500,000	1,736,685
		11,979,140
PUERTO RICO — 5.5%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/29	5,000,000	3,718,400
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/42	2,000,000	1,483,660
Puerto Rico Electric Power Authority Rev., Series 2008 WW, 5.50%, 7/1/38	2,000,000	1,252,580
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	2,085,000	1,284,089
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	2,000,000	1,197,780
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38	1,500,000	1,140,315
Puerto Rico GO, Series 2009 B, (Public Improvement), 5.75%, 7/1/38	1,000,000	750,120
Puerto Rico GO, Series 2009 C, (Public Improvement), 6.00%, 7/1/39	655,000	495,383
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	1,000,000	732,490
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	3,085,000	2,209,292
Puerto Rico GO, Series 2014 A, 8.00%, 7/1/35	1,520,000	1,359,154
Puerto Rico Public Buildings Authority Rev., Series 2012 U, 5.25%, 7/1/42	2,750,000	1,895,245

17

	Principal Amount	Value
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.375%, 8/1/39	$2,000,000	$1,621,700
		19,140,208
SOUTH CAROLINA — 1.4%
Richland County Rev., Series 2014 A, (International Paper Company Project), 3.875%, 4/1/23	1,105,000	1,164,593
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	1,475,000	1,595,094
Spartanburg County Regional Health Services District Rev., Series 2012 A, 5.00%, 4/15/37	2,000,000	2,146,460
		4,906,147
TENNESSEE — 0.5%
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	1,800,000	1,800,000
TEXAS — 4.4%
Dallas-Fort Worth International Airport Rev., Series 2012 G, 3.00%, 11/1/14	400,000	404,832
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2012 B, 5.00%, 11/1/26	3,000,000	3,484,620
Houston Airport System Rev., (United Airlines, Inc. Terminal E Project), 5.00%, 7/1/29(8)	1,000,000	1,015,480
La Vernia Higher Education Finance Corp. Rev., Series 2009 A, (Kipp, Inc.), 6.25%, 8/15/39	1,000,000	1,117,440
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	500,000	531,570
San Antonio Electric and Gas Rev., (Junior Lien), 5.00%, 2/1/43	650,000	716,456
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Healthcare Obligated Group), 5.00%, 8/15/43	1,000,000	1,077,940
Texas Private Activity Bond Surface Transportation Corp. Rev., (Senior Lien/LBJ Infrastructure), 7.00%, 6/30/40	3,000,000	3,579,810
Texas Public Finance Authority Charter School Finance Corp. Rev., Series 2010 A, (Cosmos Foundation, Inc.), 6.20%, 2/15/40	1,500,000	1,671,915
Travis County Health Facilities Development Corp. Rev., (Westminster Manor Health), 7.125%, 11/1/40	1,500,000	1,691,085
		15,291,148
U.S. VIRGIN ISLANDS — 0.5%
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,605,240
VIRGINIA — 2.5%
Dulles Town Center Community Development Authority Special Assessment Rev., 4.25%, 3/1/26	750,000	729,645
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	570,000	612,419
Mosaic Community Development Authority Tax Allocation Rev., Series 2011 A, 6.875%, 3/1/36	1,000,000	1,151,320
Norfolk Redevelopment & Housing Authority Rev., (Old Dominion University), VRDN, 0.08%, 6/2/14 (LOC: Bank of America N.A.)	2,000,000	2,000,000
Route 460 Funding Corp. Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/1/35(2)	1,075,000	346,817
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/23	2,000,000	2,480,720
Virginia Small Business Financing Authority Rev., (Virginia State University Real Estate Foundation), VRDN, 0.08%, 6/2/14 (LOC: Bank of America N.A.)	400,000	400,000

18

	Principal Amount	Value
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	$1,000,000	$1,168,890
		8,889,811
WASHINGTON — 1.0%
Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15 (NATL-RE)	250,000	259,655
Port of Seattle Industrial Development Corp. Rev., (Delta Airlines, Inc.), 5.00%, 4/1/30	1,000,000	1,006,250
Washington State Housing Finance Commission Rev., Series 2014 A, (Rockwood Retirement Communities Project), 7.50%, 1/1/49(1)	2,000,000	2,186,020
		3,451,925
WISCONSIN — 2.0%
Public Finance Authority Rev., (Roseman University Health Sciences), 5.50%, 4/1/32	2,000,000	2,045,800
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/30	2,500,000	2,909,050
Wisconsin Health & Educational Facilities Authority Rev., (Mile Bluff Medical Center, Inc.), 5.75%, 5/1/39	1,000,000	1,015,430
Wisconsin Health & Educational Facilities Authority Rev., Series 2009 A, (St. John's Communities, Inc.), 7.625%, 9/15/39	1,000,000	1,161,220
		7,131,500
WYOMING — 0.6%
Campbell County Solid Waste Facilities Rev., Series 2009 A, (Basin Electric Power Cooperative), 5.75%, 7/15/39	2,000,000	2,232,720
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $338,194,841)		346,733,666
OTHER ASSETS AND LIABILITIES — 0.6%		2,136,507
TOTAL NET ASSETS — 100.0%		$348,870,173

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
184	U.S. Treasury Long Bonds	September 2014	$25,294,250	$141,899

19

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
Q-SBLF	-	Qualified School Board Loan Fund
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $5,990,382, which represented 1.7% of total net assets.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Escrowed to maturity in U.S. government securities or state and local government securities.

(5)	Security is in default.

(6)	Non-income producing.

(7)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $5,235,927, which represented 1.5% of total net assets.

(8)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(9)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $523,039.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MAY 31, 2014
Assets
Investment securities, at value (cost of $338,194,841)	$346,733,666
Cash	360,500
Receivable for investments sold	180,000
Receivable for capital shares sold	660,816
Receivable for variation margin on futures contracts	40,250
Interest receivable	5,065,394
353,040,626

Liabilities
Payable for investments purchased	3,185,490
Payable for capital shares redeemed	503,210
Accrued management fees	172,607
Distribution and service fees payable	38,177
Dividends payable	270,969
4,170,453

Net Assets	$348,870,173

Net Assets Consist of:
Capital paid in	$374,249,534
Distributions in excess of net investment income	(142,777)
Accumulated net realized loss	(33,917,308)
Net unrealized appreciation	8,680,724
$348,870,173

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$234,789,926	25,379,083	$9.25
Institutional Class	$13,320,896	1,439,861	$9.25
A Class	$74,515,301	8,055,027	$9.25*
C Class	$26,244,050	2,838,348	$9.25
*Maximum offering price $9.69 (net asset value divided by 0.955).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MAY 31, 2014
Investment Income (Loss)
Income:
Interest	$16,666,684

Expenses:
Management fees	1,961,763
Distribution and service fees:
A Class	209,344
C Class	282,775
Trustees' fees and expenses	20,499
Other expenses	1,674
2,476,055

Net investment income (loss)	14,190,629

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,443,252)
Futures contract transactions	(1,302,469)
(3,745,721)

Change in net unrealized appreciation (depreciation) on:
Investments	(8,873,064)
Futures contracts	236,266
(8,636,798)

Net realized and unrealized gain (loss)	(12,382,519)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,808,110

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2014 AND MAY 31, 2013
Increase (Decrease) in Net Assets	May 31, 2014	May 31, 2013
Operations
Net investment income (loss)	$14,190,629	$16,380,886
Net realized gain (loss)	(3,745,721)	11,768,161
Change in net unrealized appreciation (depreciation)	(8,636,798)	(2,481,436)
Net increase (decrease) in net assets resulting from operations	1,808,110	25,667,611

Distributions to Shareholders
From net investment income:
Investor Class	(9,180,861)	(11,069,521)
Institutional Class	(566,268)	(410,861)
A Class	(3,479,878)	(3,947,892)
C Class	(962,407)	(1,096,604)
Decrease in net assets from distributions	(14,189,414)	(16,524,878)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(48,201,191)	31,602,469

Net increase (decrease) in net assets	(60,582,495)	40,745,202

Net Assets
Beginning of period	409,452,668	368,707,466
End of period	$348,870,173	$409,452,668

Distributions in excess of net investment income	$(142,777)	$(143,992)

See Notes to Financial Statements.

23

Notes to Financial Statements

MAY 31, 2014

1. Organization
American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income tax. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

24

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee ranges from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2014 was 0.60% for the Investor Class, A Class and C Class and 0.40% for the Institutional Class.

25

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended May 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2014 were $293,433,910 and $342,511,504, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2014		Year ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,843,113	$114,441,667	15,632,861	$149,509,037
Issued in reinvestment of distributions	741,811	6,638,499	880,935	8,434,100
Redeemed	(16,001,128)	(144,049,583)	(14,246,298)	(136,184,513)
	(2,416,204)	(22,969,417)	2,267,498	21,758,624
Institutional Class
Sold	6,185,989	54,004,309	2,065,386	19,671,089
Issued in reinvestment of distributions	62,898	563,019	38,052	364,054
Redeemed	(5,256,127)	(46,706,913)	(2,434,993)	(23,334,364)
	992,760	7,860,415	(331,555)	(3,299,221)
A Class
Sold	2,698,175	24,170,615	4,337,611	41,591,587
Issued in reinvestment of distributions	316,383	2,827,499	317,467	3,038,930
Redeemed	(5,928,529)	(52,856,546)	(3,573,119)	(34,213,774)
	(2,913,971)	(25,858,432)	1,081,959	10,416,743
C Class
Sold	544,879	4,878,470	957,241	9,141,670
Issued in reinvestment of distributions	72,275	645,685	61,344	587,049
Redeemed	(1,430,468)	(12,757,912)	(731,536)	(7,002,396)
	(813,314)	(7,233,757)	287,049	2,726,323
Net increase (decrease)	(5,150,729)	$(48,201,191)	3,304,951	$31,602,469

26

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments
Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of May 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $40,250 in receivable for variation margin on futures contracts.* For the year ended May 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(1,302,469) in net realized gain (loss) on futures contract transactions and $236,266 in change in net unrealized appreciation (depreciation) on futures contracts.

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors
The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

27

9. Federal Tax Information
The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$14,145,405	$16,471,235
Taxable ordinary income	44,009	$53,643
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$338,049,676
Gross tax appreciation of investments	$18,616,451
Gross tax depreciation of investments	(9,932,461)
Net tax appreciation (depreciation) of investments	8,683,990
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$8,683,990
Undistributed tax-exempt income	$33,747
Accumulated short-term capital losses	$(34,097,098)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts, the treatment of non-shareholder capital contributions and income from defaulted securities.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018	2019	Unlimited
$(151,664)	$(8,112,975)	$(11,481,481)	$(10,841,523)	$(3,509,455)

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Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.55	0.39	(0.30)	0.09	(0.39)	$9.25	1.21%	0.60%	4.40%	87%	$234,790
2013	$9.32	0.40	0.23	0.63	(0.40)	$9.55	6.85%	0.60%	4.16%	111%	$265,529
2012	$8.50	0.44	0.82	1.26	(0.44)	$9.32	15.16%	0.61%	4.89%	70%	$237,949
2011	$8.82	0.47	(0.32)	0.15	(0.47)	$8.50	1.76%	0.61%	5.41%	27%	$126,327
2010	$7.91	0.45	0.92	1.37	(0.46)	$8.82	17.68%	0.61%	5.40%	25%	$132,196
Institutional Class
2014	$9.56	0.41	(0.31)	0.10	(0.41)	$9.25	1.31%	0.40%	4.60%	87%	$13,321
2013	$9.32	0.42	0.24	0.66	(0.42)	$9.56	7.17%	0.40%	4.36%	111%	$4,273
2012	$8.50	0.45	0.83	1.28	(0.46)	$9.32	15.39%	0.41%	5.09%	70%	$7,260
2011	$8.82	0.49	(0.32)	0.17	(0.49)	$8.50	1.97%	0.41%	5.61%	27%	$4,829
2010(3)	$8.66	0.12	0.15	0.27	(0.11)	$8.82	3.13%	0.41%(4)	5.50%(4)	25%(5)	$26

29

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$9.55	0.37	(0.30)	0.07	(0.37)	$9.25	0.96%	0.85%	4.15%	87%	$74,515
2013	$9.32	0.37	0.24	0.61	(0.38)	$9.55	6.58%	0.85%	3.91%	111%	$104,785
2012	$8.50	0.42	0.82	1.24	(0.42)	$9.32	14.87%	0.86%	4.64%	70%	$92,154
2011	$8.82	0.45	(0.32)	0.13	(0.45)	$8.50	1.51%	0.86%	5.16%	27%	$78,325
2010	$7.91	0.43	0.91	1.34	(0.43)	$8.82	17.39%	0.86%	5.15%	25%	$130,266
C Class
2014	$9.55	0.30	(0.30)	—	(0.30)	$9.25	0.21%	1.60%	3.40%	87%	$26,244
2013	$9.32	0.30	0.24	0.54	(0.31)	$9.55	5.91%	1.60%	3.16%	111%	$34,865
2012	$8.49	0.35	0.83	1.18	(0.35)	$9.32	14.03%	1.61%	3.89%	70%	$31,344
2011	$8.81	0.38	(0.32)	0.06	(0.38)	$8.49	0.75%	1.61%	4.41%	27%	$24,885
2010	$7.91	0.37	0.90	1.27	(0.37)	$8.81	16.39%	1.61%	4.40%	25%	$29,313

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 1, 2010 (commencement of sale) through May 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.
See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2014

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,136,993 as exempt interest dividends for the fiscal year ended May 31, 2014.

35

Notes

36

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American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82568 1407

ANNUAL REPORT	MAY 31, 2014

Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2014. It provides investment performance and portfolio information for the reporting period, plus a longer-term historical performance perspective.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

A Tale of Two Periods for Municipal Bonds (Munis)

The fiscal year ended May 31, 2014 provided a bridge between a difficult year for the U.S. muni market (2013) and a much better year, so far (2014). In 2013, the muni market faced challenges such as the fiscal sequester (which constrained funding efforts for municipal projects), the Taper Tantrum (sharply rising bond yields last summer as reductions in the Federal Reserve’s monthly bond-buying program appeared imminent), Detroit’s bankruptcy (a headline event that raised concerns about the broader muni market, even though it was an isolated event stemming from specific issues), fiscal shortfalls in Puerto Rico (a large muni issuer, also with its own specific rather than systemic problems), and large withdrawals from muni mutual funds.

2014 has been different, with no major new negative muni headline events through the first five months (reducing credit concerns). We’ve also experienced lower U.S. Treasury yields and higher Federal tax rates (which helped spur demand), and reduced muni issuance, which has resulted in a supply/demand imbalance that boosted the market. As a result, muni index returns for the full fiscal year were positive: 3.05% and 0.33%, respectively, for the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index. By comparison, the broad taxable, investment-grade Barclays U.S. Aggregate Bond Index returned 2.71%, and the 10-year U.S. Treasury note returned 0.43%.

Looking ahead, we see signs of potential economic improvement in the second half of 2014, but headwinds persist. Housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of May 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWTIX	1.55%	4.57%	4.22%	5.12%	3/2/87
Barclays 7 Year Municipal Bond Index	—	3.13%	5.10%	4.95%	N/A(1)	—
Institutional Class	AXBIX	1.76%	4.78%	4.42%	4.20%	4/15/03
A Class	TWWOX					3/1/10
No sales charge*		1.30%	—	—	3.71%
With sales charge*		-3.28%	—	—	2.59%
C Class	TWTCX	0.54%	—	—	2.92%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 1990.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2004

Value on May 31, 2014
Investor Class — $15,115

Barclays 7 Year Municipal Bond Index — $16,211

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free Bond returned 1.55%* for the fiscal year ended May 31, 2014. By comparison, the Barclays 7 Year Municipal Bond Index returned 3.13%. Fund returns reflect operating expenses, while index returns do not. (See pages 3 and 4 for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bond (muni) indices, despite some initial challenges. After struggling early in the period with rising interest rates, negative credit-related events, and steady muni fund outflows, the muni market benefited from a supply/demand imbalance in the latter part of the period. Investor optimism regarding munis improved as fears about sharp rate hikes and widespread municipal credit challenges subsided. In addition, higher federal tax rates made the taxable-equivalent yields of munis more attractive for many yield-hungry investors. Meanwhile, as demand for munis increased, supply tightened on declining issuance.

The fund underperformed the Barclays 7 Year Municipal Bond Index, primarily due to our shortened duration (reduced price sensitivity to interest rate changes) stance and an overweight (versus the benchmark) position in Puerto Rico munis. These factors are detailed in the Portfolio Positioning section.

Credit Environment

Although the muni market faced some notable negative headlines, overall muni fundamentals remained favorable. Early in the period, Detroit filed for bankruptcy protection, declaring itself insolvent after years of fiscal problems. The July 2013 bankruptcy filing was big news, but it was not a big surprise to market participants. We believe this was a relatively isolated event, with its own individual circumstances (including an extended period of fiscal mismanagement and population loss), rather than an indicator of a systemic municipal market problem. Meanwhile, Puerto Rico, which is one of the largest issuers of municipal debt, captured headlines as the Commonwealth struggled with a stubbornly weak economy, mounting debt, and persistent budget deficits.

Despite these high-profile challenges, overall credit trends in the muni market were stable to improving throughout the period. State and local tax revenues generally increased, due to improving local economies and/or higher tax rates. And that trend may continue. According to the National Association of State Budget Officers, 42 states will increase their spending in fiscal 2015 (which begins July 1, 2014, for most states). Overall, the association projects state general fund expenditures to increase 2.9%, or a total of $750.5 billion, in fiscal 2015.

Muni credit-rating downgrades continued to outpace upgrades, but at a narrowing pace. According to Moody’s Investors Service, there were 1.5 downgrades for every one upgrade in the first quarter of 2014, an improvement from 2012, when there were 4.4 downgrades for every one upgrade. And, the muni default rate remained low, just 0.02% so far in 2014, according to Bank of America. We continue to believe it’s unlikely any states will default, but select state credit ratings are likely to remain under downward pressure due to the slow-growth economy.

* All fund returns referenced in this commentary are for Investor Class shares.

Portfolio Positioning

Last summer, as Federal Reserve (Fed) statements fueled speculation about a taper strategy for the central bank’s monthly bond purchases, we started shortening the fund’s duration in anticipation of a rising-rate environment. We shortened duration further during the reporting period, expecting interest rates to rise in response to the Fed’s reduced bond buying and a gradually improving economy. This strategy generally aided fund performance through the end of 2013 as interest rates increased, but it detracted from results overall as interest rates declined sharply during the first five months of 2014. Weaker-than-expected economic data, much of it due to severe winter weather, combined with elevated demand for Treasury securities, helped drive rates lower.

In the fall of 2013 we pursued opportunities for what we believed was longer-term price appreciation potential from high-yielding, interest-paying Puerto Rico bonds we believed were priced, at purchase, as though they were non-performing bonds. Our Puerto Rico position (3.0% of the portfolio as of May 31, 2014) detracted from performance during the reporting period.

Meanwhile, our continued emphasis on revenue bonds over general obligation (GO) bonds, aided the fund’s relative performance. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation and sales-tax-secured bonds. Overall, revenue bonds slightly outpaced GO bonds during the period, while higher-quality securities generally outperformed lower-quality bonds.

Outlook

During the first five months of 2014, an unexpected U.S. Treasury market rally helped drive interest rates lower. We believe some of the key causes of that rally were transitory and that interest rates could climb to more “normal” levels as the economy gradually improves and the Fed’s taper strategy unfolds. Therefore, we plan to maintain a relatively short duration. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize. We also believe recent supply/demand trends should continue to support the muni market, even as rates rise.

Fund Characteristics

MAY 31, 2014
Portfolio at a Glance
Weighted Average Maturity	9.0 years
Average Duration (Modified)	3.8 years

Top Five States and Territories	% of net assets
California	16.3%
New York	13.9%
Pennsylvania	5.9%
Texas	5.9%
Florida	5.3%

Top Five Sectors	% of fund investments
General Obligation (State)	20%
Special Tax	11%
Public Power	9%
Tollroads	9%
General Obligation (Local)	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.2%
Other Assets and Liabilities	0.8%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expenses Paid During Period(1)12/1/13 - 5/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,037.40	$2.39	0.47%
Institutional Class	$1,000	$1,038.40	$1.37	0.27%
A Class	$1,000	$1,036.10	$3.65	0.72%
C Class	$1,000	$1,032.30	$7.45	1.47%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MAY 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.2%
ALABAMA — 0.2%
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 4.00%, 6/1/16	$1,060,000	$1,131,635
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/17	1,500,000	1,681,950
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/19	4,510,000	5,233,404
		8,046,989
ALASKA — 0.1%
Aleutians East Borough Project Rev., (Aleutian Pribilof Islands, Inc.), 5.00%, 6/1/20 (ACA)	1,875,000	1,881,544
ARIZONA — 1.9%
Arizona Board of Regents COP, Series 2006 A, (University of Arizona), 5.00%, 6/1/18 (Ambac)	1,935,000	2,097,230
Arizona Department of Transportation State Highway Fund Rev., Series 2011 A, (Sub Highway Revenue), 5.00%, 7/1/22	12,400,000	14,819,364
Arizona Health Facilities Authority Rev., Series 2007 B, (Banner Health), VRN, 0.97%, 7/1/14	7,500,000	6,426,675
Arizona Health Facilities Authority Rev., Series 2008 D, (Banner Health), 5.00%, 1/1/15	3,000,000	3,084,930
Arizona Water Infrastructure Finance Authority Rev., Series 2010 A, 5.00%, 10/1/18	3,000,000	3,516,960
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	2,000,000	2,225,760
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	5,000,000	5,780,550
Navajo County Unified School District No. 20 Rev., Series 2006 A, 5.00%, 7/1/17 (NATL-RE)	1,815,000	2,030,078
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	3,000,000	3,161,370
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	1,750,000	2,046,818
Phoenix GO, Series 1995 A, 6.25%, 7/1/17	1,070,000	1,252,959
Phoenix Industrial Development Authority Government Office Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)	1,750,000	1,842,680
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)(1)	1,065,000	1,249,735
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)	645,000	741,756
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)(1)	1,120,000	1,343,451
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)	680,000	793,703
Pinal County Apache Junction Unified School District No. 43 GO, Series 2006 B, (School Improvements), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(1)	775,000	851,973
Queen Creek Improvement District No. 1 Special Assessment Rev., 5.00%, 1/1/16	1,000,000	1,003,160
Salt River Project Agricultural Improvement & Power District Rev., Series 2008 A, (Electric System Distribution), 5.00%, 1/1/38	4,900,000	5,399,898

	Principal Amount	Value
Salt River Project Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	$4,060,000	$4,546,104
		64,215,154
ARKANSAS — 0.2%
Little Rock Metrocentere Improvement District No. 1 Rev., (Little Rock Newspapers, Inc.), VRDN, 0.07%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	2,600,000	2,600,000
Valdez Marine Terminal Rev., Series 2003 C, (BP Pipelines, Inc.), 5.00%, 1/1/21 (GA: BP plc)	2,600,000	3,071,120
		5,671,120
CALIFORNIA — 16.3%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston Project), VRDN, 0.06%, 6/2/14 (LOC: Bank of America N.A.)	5,155,000	5,155,000
Bay Area Toll Authority Toll Bridge Rev., (San Francisco Bay Area), 5.00%, 4/1/26	5,900,000	7,052,624
Bay Area Toll Authority Toll Bridge Rev., Series 2006 C4, (San Francisco Bay Area), VRDN, 1.45%, 8/1/17	5,975,000	6,061,398
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(1)	11,780,000	12,808,865
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.76%, 6/5/14	2,175,000	2,174,174
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.16%, 6/5/14	3,750,000	3,774,263
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	6,215,000	7,229,288
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	2,450,000	2,672,950
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley) 5.00%, 12/1/22	3,000,000	3,487,860
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,455,000
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	5,000,000	5,937,050
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	3,750,000	3,918,187
California Department of Water Resources Power Supply Rev., Series 2013 AM, (Central Valley), 5.00%, 12/1/25	10,185,000	12,457,579
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18	3,890,000	4,537,802
California Economic Recovery GO, Series 2009 B, VRN, 5.00%, 7/1/14	5,000,000	5,021,000
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24(2)	3,500,000	4,040,050
California GO, 5.00%, 3/1/15	6,500,000	6,737,835
California GO, 5.00%, 5/1/15	6,000,000	6,267,000
California GO, 5.00%, 10/1/17	8,000,000	9,142,160
California GO, 5.25%, 9/1/23	25,000,000	30,468,750
California GO, 5.00%, 9/1/24	10,000,000	11,898,400
California GO, 5.00%, 12/1/26	3,755,000	4,458,161
California GO, 5.00%, 2/1/27	10,000,000	11,684,000
California GO, 5.00%, 11/1/27	5,000,000	5,892,250
California GO, 5.00%, 2/1/28	10,000,000	11,595,000
California GO, 5.75%, 4/1/31	16,630,000	19,714,033
California GO, 5.00%, 6/1/32	11,805,000	12,884,449
California GO, 5.00%, 11/1/32	2,785,000	3,073,860

	Principal Amount	Value
California GO, 6.00%, 4/1/38	$5,000,000	$5,908,550
California GO, 5.50%, 11/1/39	10,000,000	11,486,900
California GO, Series 2012 B, VRN, 0.96%, 6/5/14	4,000,000	4,056,880
California GO, Series 2012 B, VRN, 1.06%, 6/5/14	1,600,000	1,625,184
California GO, Series 2012 B, VRN, 1.21%, 6/5/14	1,920,000	1,957,498
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,529,880
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,243,824
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,529,880
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	35,000	43,265
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	2,090,000	2,476,065
California Health Facilities Financing Authority Rev., Series 2008 I, (Catholic Healthcare West), 5.125%, 7/1/22	2,720,000	2,848,166
California Health Facilities Financing Authority Rev., Series 2009 A, (Adventist Health System West), 5.75%, 9/1/39	2,500,000	2,881,750
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.50%, 7/1/22	5,000,000	5,779,400
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	10,000,000	11,724,700
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/19	1,900,000	2,260,848
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/24	1,250,000	1,460,538
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	1,775,000	1,972,611
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridge), (First Lien), 5.00%, 7/1/26 (FGIC)(1)	4,825,000	6,184,009
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,500,000	1,674,720
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,515,946
California Public Works Board Lease Rev., Series 2009 A, (Department of General Services - Building 8 & 9), 6.25%, 4/1/34	4,000,000	4,730,760
California Public Works Board Lease Rev., Series 2009 I1, (Various Capital Projects), 5.375%, 11/1/22	8,000,000	9,411,440
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/24	11,500,000	13,420,500
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	5,000,000	5,792,850
California Public Works Board Lease Rev., Series 2012 D, 5.00%, 9/1/36	1,935,000	2,111,666
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/15	3,315,000	3,542,774
California Statewide Communities Development Authority Rev., (North Peninsula Jewish Campus), VRDN, 0.07%, 6/2/14 (LOC: Bank of America N.A.)	8,285,000	8,285,000
California Statewide Communities Development Authority Rev., Series 2001 B, (Kaiser Permanente), VRDN, 3.90%, 7/1/14	2,000,000	2,006,240
California Statewide Communities Development Authority Rev., Series 2002 C, (Kaiser Permanente), VRDN, 5.00%, 11/1/17	2,400,000	2,701,080

	Principal Amount	Value
California Statewide Communities Development Authority Rev., Series 2009 E2, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	$2,200,000	$2,475,990
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	10,000,000	10,834,400
California Statewide Communities Development Authority Rev., Series 2012 B, (Kaiser Permanente), VRDN, 1.01%, 6/5/14	5,000,000	5,025,300
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/19 (AGM)(1)	110,000	111,527
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, 0.00%, 8/1/29 (NATL-RE)(3)	2,230,000	1,180,027
Foothill-De Anza Community College District GO, Series 2007 B, 5.00%, 8/1/17 (Ambac)	2,815,000	3,025,309
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 6.00%, 1/15/49	2,350,000	2,691,972
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B1, VRDN, 5.00%, 1/15/18	3,750,000	4,133,100
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B3, VRDN, 5.50%, 1/15/23	3,900,000	4,517,526
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.00%, 6/1/15	5,000,000	5,186,250
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	1,650,000	1,855,310
Hesperia Unified School District COP, (2007 Capital Improvement), 5.00%, 2/1/17 (Ambac)	670,000	728,169
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	2,225,000	2,479,028
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	2,355,000	2,520,886
Los Angeles Community College District GO, Series 2008 E1, (Election of 2001), 5.00%, 8/1/20	2,250,000	2,636,348
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/20	900,000	1,064,772
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/21	1,250,000	1,485,700
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/14	5,000,000	5,021,250
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20	5,000,000	5,942,400
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 4.00%, 7/1/17	100,000	110,689
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/18	500,000	585,020
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/19	250,000	298,575
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/20	1,000,000	1,210,630
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/21	10,000,000	12,243,100
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/21	500,000	604,660
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/18	2,300,000	2,682,007
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/20	6,065,000	7,187,328
Los Angeles Unified School District GO, Series 2009 I, 5.00%, 7/1/21	6,520,000	7,727,634
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	3,205,000	3,737,318
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	10,070,000	12,302,418

	Principal Amount	Value
Manteca Unified School District GO, 5.25%, 8/1/14, Prerefunded at 100% of Par (AGM)(1)	$2,200,000	$2,219,052
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	2,300,000	2,617,814
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.21%, 6/5/14	5,000,000	5,001,250
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/19 (AGC)	2,300,000	2,680,397
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/20 (AGC)	2,500,000	2,893,850
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/21 (AGC)	5,000,000	5,766,000
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,098,880
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/17	1,500,000	1,703,730
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	1,925,000	2,304,071
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	5,735,000	5,856,983
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)	1,000,000	1,210,750
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(3)	4,610,000	1,284,162
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	2,665,000	3,068,028
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(1)	4,700,000	5,733,765
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	3,950,000	4,578,919
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien), 5.00%, 7/1/16	5,555,000	6,087,113
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/22	2,000,000	2,378,180
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	3,000,000	3,555,720
San Francisco City and County Airports Commission Rev., Series 2008-34F 5.00%, 5/1/17 (AGC)	4,140,000	4,682,092
San Marcos Public Facilities Authority Tax Allocation Rev., Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)	1,525,000	1,620,252
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,345,465
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/16 (BAM)	630,000	675,467
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/17 (BAM)	395,000	432,884
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/18 (BAM)	490,000	542,151
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	2,800,000	3,303,860
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	6,250,000	6,254,750
		541,262,140
COLORADO — 2.1%
Aurora Hospital Rev., (Children's Hospital Association), 5.00%, 12/1/40	1,250,000	1,320,212
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	5,000,000	5,582,650
Colorado Educational & Cultural Facilities Authority Rev., Series 2008 A12, (National Jewish Federation Bond), VRDN, 0.07%, 6/2/14 (LOC: Bank of America N.A.)	4,095,000	4,095,000

	Principal Amount	Value
Colorado Educational & Cultural Facilities Authority Rev., Series 2008 D4 (National Jewish Federation Bond), VRDN, 0.07%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	$1,750,000	$1,750,000
Colorado Health Facilities Authority Rev., (Catholic Health Initiatives), 6.00%, 10/1/23	1,500,000	1,763,715
Colorado Health Facilities Authority Rev., Series 2006 B, (Longmont Unified Hospital), 5.00%, 12/1/20 (Radian)	1,000,000	1,036,430
Colorado Water Resources & Power Development Authority Rev., Series 2000 A, 6.25%, 9/1/16	50,000	50,253
Denver City and County Airport Rev., Series 2010 A, 5.00%, 11/15/21	2,500,000	2,902,575
Denver City and County Airport Rev., Series 2013 B, 5.00%, 11/15/43	7,400,000	8,072,216
E-470 Public Highway Authority Rev., Series 2014 A, VRDN, 1.24%, 6/5/14	8,650,000	8,659,688
Regional Transportation District Rev., Series 2012 A, (Fastracks Project), 5.00%, 11/1/25	9,800,000	11,672,682
Regional Transportation District COP, Series 2010 A, 5.50%, 6/1/21	2,000,000	2,357,260
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 7/15/19	3,600,000	4,134,960
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 1/15/20	4,835,000	5,536,704
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/20	2,895,000	3,291,239
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/21	1,400,000	1,574,734
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/21	1,400,000	1,566,362
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/22	1,400,000	1,551,424
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/22	1,500,000	1,662,240
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,101,940
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30	1,200,000	1,399,896
		71,082,180
CONNECTICUT — 2.4%
Bridgeport GO, Series 2004 A, 5.25%, 8/15/14, Prerefunded at 100% of Par (NATL-RE)(1)	2,150,000	2,172,984
Connecticut GO, Series 2004 D, 5.00%, 12/1/14 (NATL-RE)	5,000,000	5,124,050
Connecticut GO, Series 2005 A, VRDN, 0.76%, 6/5/14	5,000,000	5,015,500
Connecticut GO, Series 2006 C, 5.00%, 6/1/14	5,000,000	5,000,700
Connecticut GO, Series 2006 D, 5.00%, 11/1/15	1,595,000	1,703,093
Connecticut GO, Series 2009 A, 5.00%, 1/1/16	8,375,000	8,999,440
Connecticut GO, Series 2012 A, VRDN, 0.46%, 6/5/14	4,500,000	4,505,040
Connecticut GO, Series 2012 A, VRDN, 0.59%, 6/5/14	4,300,000	4,310,105
Connecticut GO, Series 2012 A, VRDN, 0.74%, 6/5/14	4,000,000	4,011,720
Connecticut GO, Series 2013 A, 5.00%, 10/15/27	3,000,000	3,538,470
Connecticut Health & Educational Facilities Authority Rev., Series 1999 G (Ascension Health Center), VRDN, 1.55%, 2/1/17	3,230,000	3,289,658
Connecticut Health & Educational Facilities Authority Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16 (NATL-RE)	2,660,000	2,908,976
Connecticut Health & Educational Facilities Authority Rev., Series 2010 A3, (Yale University), VRDN, 0.875%, 2/8/18	17,900,000	17,889,260

	Principal Amount	Value
Connecticut Housing Finance Authority Rev., Series 2009 A1, VRDN, 0.08%, 6/2/14 (SBBPA: JPMorgan Chase Bank N.A.)	$4,185,000	$4,185,000
Connecticut Housing Finance Authority Rev., Series 2009 C2, VRDN, 0.08%, 6/2/14 (SBBPA: JPMorgan Chase Bank N.A.)	6,110,000	6,110,000
		78,763,996
DISTRICT OF COLUMBIA — 1.0%
District of Columbia Rev., Series 2010 A, (Income Tax Secured), 5.00%, 12/1/19	5,000,000	5,953,400
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/16	1,200,000	1,338,864
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/17	5,000,000	5,739,150
District of Columbia Rev., Series 2012 C, (Income Tax Secured), 4.00%, 12/1/15	4,500,000	4,756,905
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2008 A, (Subordinated Lien) 5.00%, 10/1/34 (AGC)	1,200,000	1,314,348
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2012 B1, VRDN, 0.54%, 6/5/14	2,500,000	2,502,525
Metropolitan Washington Airports Authority Rev., Series 2009 A, (First Senior Lien), 5.00%, 10/1/39	5,000,000	5,278,450
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	4,600,000	5,185,488
		32,069,130
FLORIDA — 5.3%
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/24	2,650,000	3,083,328
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/25	1,000,000	1,150,880
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/26	1,000,000	1,140,960
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	11,800,000	13,442,442
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 5.50%, 6/1/16 (AGC)	9,450,000	10,391,409
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 6.00%, 6/1/17	2,500,000	2,884,950
Citizens Property Insurance Corp. Rev., Series 2011 A1, (Senior Secured), 5.00%, 6/1/16	3,000,000	3,268,980
Citizens Property Insurance Corp. Rev., Series 2011 A1, (Senior Secured), 5.00%, 6/1/18	4,440,000	5,095,255
Escambia County Rev., (Gulf Power Co.),VRDN, 2.10%, 4/11/19	1,500,000	1,517,790
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/20	2,000,000	2,375,760
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/21	3,470,000	4,110,215
Florida State Board of Education GO, Series 2013 A, 5.00%, 6/1/22	10,000,000	12,218,900
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16	1,000,000	1,077,010
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/18	575,000	612,208
Halifax Hospital Medical Center Rev., Series 2006 B1, 5.50%, 6/1/38 (AGM)	1,000,000	1,061,050
Halifax Hospital Medical Center Rev., Series 2006 B2, 5.375%, 6/1/31 (AGM)	2,000,000	2,133,540
Indian River County Rev., (Spring Training Facility), 5.25%, 4/1/15 (NATL-RE/FGIC)	410,000	411,734
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/15	3,000,000	3,192,870
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/17	1,810,000	2,067,129
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/21	3,115,000	3,731,988

	Principal Amount	Value
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/22	$1,750,000	$2,110,938
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/23	1,500,000	1,792,395
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	3,170,000	3,569,674
Miami Beach Health Facilities Authority Rev., (Mount Sinai Medical Center), 3.00%, 11/15/14	1,200,000	1,211,292
Miami Parking Facilities Rev., 5.25%, 10/1/15 (NATL-RE)	650,000	672,347
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	900,000	978,849
Miami-Dade County Aviation Department Rev., Series 2007 D, (Miami International Airport), 5.25%, 10/1/26 (AGM)	4,650,000	5,257,988
Miami-Dade County Aviation Department Rev., Series 2010 B, 5.00%, 10/1/41	3,000,000	3,193,050
Miami-Dade County Water & Sewer Rev., Series 2013 A, 5.00%, 10/1/42	9,335,000	10,014,681
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/26	8,000,000	9,162,800
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/27	6,500,000	7,385,040
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	3,000,000	3,209,850
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	2,000,000	2,259,260
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/19	1,500,000	1,782,180
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/20	5,000,000	6,007,800
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/21	4,745,000	5,754,973
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/22	1,750,000	2,136,575
Orlando Utilities Commission Water & Electric Rev., Series 1989 D, 6.75%, 10/1/17(1)	625,000	695,144
Palm Beach County Health Facilities Authority Rev., Series 2010 A, (Bethesda Healthcare System), 5.25%, 7/1/40 (AGM)	5,850,000	6,238,089
Palm Beach County School Board COP, Series 2011 A, VRDN, 5.00%, 8/1/16	7,000,000	7,647,360
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	3,250,000	3,584,945
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children's Health Facilities), 6.50%, 11/15/39	4,700,000	5,575,798
Sunrise Florida Utilities System Rev., 5.20%, 10/1/20, Prerefunded at 100% of Par (Ambac)(1)	430,000	510,453
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)	570,000	632,295
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/16	3,600,000	3,988,656
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/17	3,000,000	3,424,050
Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)	230,000	249,695
Tampa Water & Sewer Rev., 6.00%, 10/1/17 (AGM)	1,000,000	1,172,810
		175,187,385
GEORGIA — 3.1%
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.09%, 6/2/14	2,900,000	2,900,000
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.09%, 6/2/14	4,500,000	4,500,000
Athens-Clarke County Unified Government Water & Sewer Rev., 5.625%, 1/1/28	1,200,000	1,411,872

	Principal Amount	Value
Atlanta Rev., Series 2009 A, 6.00%, 11/1/27	$5,000,000	$6,085,200
Atlanta Rev., Series 2009 A, 6.00%, 11/1/28	3,000,000	3,640,830
Floyd County Development Authority Rev., (Power Company Plant Hammond Project), VRDN, 0.09%, 6/2/14 (Acquired 11/1/13, Cost $5,000,000)(4)	5,000,000	5,000,000
Georgia GO, Series 2009 G, 5.00%, 11/1/16	2,000,000	2,225,120
Georgia GO, Series 2009 I, 5.00%, 7/1/16	10,000,000	10,984,400
Georgia GO, Series 2013 C, 5.00%, 10/1/20	13,735,000	16,641,463
Georgia Municipal Electric Authority Rev., Series 2008 A, (Project 1), 5.25%, 1/1/17	5,000,000	5,593,650
Georgia Municipal Electric Authority Rev., Series 2008 D, (Project 1), 5.50%, 1/1/26	4,800,000	5,576,592
Georgia Road & Tollway Authority Rev., Series 2008 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/16	6,350,000	6,935,216
Georgia Road & Tollway Authority Rev., Series 2009 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/21	4,000,000	4,693,960
Marietta Development Authority Rev., (Life University, Inc.), 6.25%, 6/15/20	705,000	725,022
Metropolitan Atlanta Rapid Transit Authority Rev., Series 2000 A, VRDN, 0.31%, 6/5/14	10,000,000	10,000,000
Monroe County Development Authority Rev., (Power Company Scherer Project), VRDN, 0.09%, 6/2/14	1,300,000	1,300,000
Private Colleges & Universities Authority Rev., Series 2009 B, (Emory University), 5.00%, 9/1/35	1,000,000	1,130,270
Putnam County Development Authority Rev., (Power Company Plant Project), VRDN, 0.09%, 6/2/14	13,400,000	13,400,000
		102,743,595
GUAM — 0.9%
Guam Government Business Privilege Tax GO, Series 2011 A, 5.00%, 1/1/27	3,185,000	3,457,700
Guam Government Business Privilege Tax GO, Series 2011 A, 5.25%, 1/1/36	2,000,000	2,109,220
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.875%, 12/1/40	1,500,000	1,663,320
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	5,000,000	5,465,400
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	12,570,000	13,640,335
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/26 (AGM)	2,000,000	2,277,180
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/27 (AGM)	1,000,000	1,132,310
		29,745,465
HAWAII — 0.8%
Hawaii GO, Series 2007 DJ 5.00%, 4/1/26 (Ambac)	5,000,000	5,559,050
Hawaii GO, Series 2010 DY, 5.00%, 2/1/15	1,000,000	1,032,720
Hawaii GO, Series EA, 5.00%, 12/1/23	10,000,000	12,109,400
Hawaii Pacific Health Rev., Series 2010 A, 5.50%, 7/1/40	2,500,000	2,706,325
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	800,000	879,920
Honolulu City and County GO, Series 2009 A, 5.00%, 4/1/21	3,000,000	3,515,820
Honolulu City and County Wastewater System Rev., Series 2012 A, (First Bond Resolution), 5.00%, 7/1/23	905,000	1,087,692
		26,890,927
IDAHO — 0.1%
Idaho Health Facilities Authority Rev., (St. Luke's Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	264,903

	Principal Amount	Value
Idaho Housing & Finance Association Rev., Series 2011 A, 5.00%, 7/15/29	$3,000,000	$3,320,340
		3,585,243
ILLINOIS — 5.1%
Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (AGM)	2,000,000	2,052,260
Bourbonnais Industrial Project Rev., (Olivet Nazarene University), 5.00%, 11/1/20	1,235,000	1,382,002
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14	1,050,000	1,072,596
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15	1,250,000	1,324,125
Chicago GO, Series 2007 E, VRDN, 0.07%, 6/2/14 (LOC: Barclays Bank PLC)	300,000	300,000
Chicago Midway Airport Rev., Series 2014 B 5.00%, 1/1/19(5)	800,000	925,752
Chicago Midway Airport Rev., Series 2014 B 5.00%, 1/1/21(5)	800,000	941,184
Chicago Midway Airport Rev., Series 2014 B 5.00%, 1/1/22(5)	600,000	708,738
Chicago O'Hare International Airport Rev., Series 2005 B, 5.25%, 1/1/18 (NATL-RE)	5,000,000	5,728,550
Chicago O'Hare International Airport Rev., Series 2008 C, 4.00%, 1/1/17 (AGM)	600,000	650,250
Chicago O'Hare International Airport Rev., Series 2011 A, (Third Lien), 5.75%, 1/1/39	2,000,000	2,264,480
Chicago O'Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/16	1,000,000	1,073,730
Chicago O'Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/22	1,000,000	1,156,510
Cicero GO, Series 2005 A, 5.25%, 1/1/15, Prerefunded at 100% of Par (XLCA)(1)	1,250,000	1,286,913
Cicero GO, Series 2005 A, 5.25%, 1/1/15, Prerefunded at 100% of Par (XLCA)(1)	1,000,000	1,029,530
Illinois Dedicated Tax Rev., (Civic Center), 6.25%, 12/15/20 (Ambac)	1,650,000	1,843,892
Illinois Educational Facilities Authority Rev., Series 2001 B1, (University of Chicago), VRDN, 1.10%, 2/15/18	3,875,000	3,876,085
Illinois Finance Authority Rev., (Central DuPage Health), 5.00%, 11/1/27	3,595,000	4,026,400
Illinois Finance Authority Rev., (Little Co. Mary Hospital Health), 5.375%, 8/15/40	1,000,000	1,059,080
Illinois Finance Authority Rev., Series 2008 A, (Prairie Power, Inc.), VRDN, 1.30%, 5/8/17 (GA: National Rural Utilities Cooperative Finance Corp.)	2,000,000	2,008,100
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28	5,000,000	5,861,650
Illinois Finance Authority Rev., Series 2009 C, (Rush University Medical Center), 6.375%, 11/1/29	5,000,000	5,750,300
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.25%, 5/1/16	1,000,000	1,067,140
Illinois Finance Authority Rev., Series 2011 A, (Carle Foundation), 6.00%, 8/15/41	2,000,000	2,287,240
Illinois GO, 5.00%, 1/1/15	15,000,000	15,412,950
Illinois GO, 5.50%, 8/1/15 (NATL-RE)	1,795,000	1,901,874
Illinois GO, 5.00%, 1/1/17 (AGM)	9,800,000	10,839,388
Illinois GO, 4.00%, 9/1/17	5,000,000	5,453,200
Illinois GO, 5.00%, 7/1/19	5,000,000	5,689,450
Illinois GO, 5.00%, 1/1/20	1,000,000	1,139,350
Illinois GO, 5.00%, 2/1/20	2,000,000	2,280,440
Illinois GO, 5.00%, 2/1/21	950,000	1,085,033

	Principal Amount	Value
Illinois GO, 5.00%, 8/1/23	$5,000,000	$5,699,500
Illinois GO, 5.00%, 8/1/24	7,585,000	8,451,131
Illinois GO, 5.00%, 3/1/37	900,000	936,585
Illinois GO, 5.50%, 7/1/38	4,900,000	5,371,037
Illinois GO, 5.00%, 5/1/39	5,880,000	6,139,249
Illinois Sales Tax Rev., 5.00%, 6/15/17	3,000,000	3,395,760
Illinois Sales Tax Rev., 5.00%, 6/15/26	4,000,000	4,656,480
Illinois State Unemployment Insurance Fund Building Receipts Rev., Series 2012 A, 5.00%, 6/15/15	4,000,000	4,201,720
Illinois Toll Highway Authority Rev., Series 2010 A1, 5.00%, 1/1/25	5,000,000	5,671,550
Illinois Toll Highway Authority Rev., Series 2014 B, (Senior Lien), 5.00%, 1/1/39(5)	2,450,000	2,706,049
Kane County Community Unit School District No. 304 GO, 6.20%, 1/1/15, Prerefunded at 100% of Par (AGM)(1)	930,000	963,034
Metropolitan Pier & Exposition Authority Rev., Series 2010 B2, (McCormick Place Expansion), 5.00%, 6/15/50	2,750,000	2,846,250
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	6,000,000	6,684,240
Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/21	10,000,000	11,823,100
Regional Transportation Authority Rev., Series 1990 A, 7.20%, 11/1/20 (Ambac)	725,000	852,658
Southwestern Illinois Development Authority Rev., (Triad School District No. 2), 5.00%, 10/1/18 (NATL-RE)	1,000,000	1,095,840
University of Illinois COP, Series 2006 A, (Academic Facilities), 5.00%, 3/15/16 (Ambac)	3,270,000	3,480,882
		168,453,257
INDIANA — 1.0%
Hamilton Southeastern Consolidated School Building Corp. Rev., (Hamilton County), 4.25%, 7/15/20 (AGM)	1,000,000	1,077,120
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (AGM)	1,520,000	1,667,957
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (AGM)	1,600,000	1,754,400
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (AGM)	1,680,000	1,842,120
Indiana Finance Authority Lease Rev., Series 2008 A1, 5.00%, 11/1/16	5,000,000	5,530,300
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/23	2,645,000	3,160,986
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/24	3,025,000	3,606,133
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	1,650,000	1,950,234
Indiana Health Facility Financing Authority Rev., Series 2011 A1, (Ascension Health Credit Group), VRDN, 1.50%, 8/1/14	3,500,000	3,507,140
Indiana Transportation Finance Authority Rev., Series 1990 A, 7.25%, 6/1/15	175,000	180,318
Indiana University Rev., Series 2011 U, 5.00%, 8/1/16	1,000,000	1,101,590
Indiana University Rev., Series 2011 U, 5.00%, 8/1/17	2,000,000	2,273,000
Indiana University Rev., Series 2011 U, 5.00%, 8/1/19	4,200,000	4,983,174
		32,634,472
IOWA — 0.2%
Iowa Rev., Series 2009 A, (I-Jobs Program), 5.00%, 6/1/22	2,500,000	2,933,725
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/14	1,950,000	1,955,421
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/16	1,690,000	1,788,459
		6,677,605

	Principal Amount	Value
KANSAS — 0.1%
Kansas State Department of Transportation Rev., Series 2009 A, 5.00%, 9/1/16	$4,500,000	$4,973,895
KENTUCKY — 0.7%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	4,000,000	4,703,920
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.375%, 8/15/24	3,000,000	3,375,630
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.625%, 8/15/27	1,250,000	1,379,800
Kentucky Public Transportation Infrastructure Authority Rev., Series 2013 A, (Downtown Crossing Project), 5.00%, 7/1/17	8,850,000	9,895,804
Kentucky State Property & Buildings Commission Rev., (Project No. 82), 5.25%, 10/1/16 (AGM)	4,600,000	5,113,038
		24,468,192
LOUISIANA — 1.1%
Louisiana GO, Series 2010 A, 5.00%, 11/15/18	3,225,000	3,787,279
Louisiana GO, Series 2013 C, 5.00%, 7/15/25	3,000,000	3,622,650
Louisiana GO, Series 2013 C, 5.00%, 7/15/26	4,215,000	5,049,654
Louisiana Public Facilities Authority Rev., (Dynamic Fuels LLC Project), VRDN, 0.08%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,600,000	1,600,000
Louisiana Public Facilities Authority Rev., Series 2006 A, (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)	1,205,000	1,219,556
Louisiana Public Facilities Authority Rev., Series 2007 A, (Black & Gold Facilities), 5.00%, 7/1/22 (AGC)	1,465,000	1,546,513
New Orleans GO, 5.00%, 12/1/19	5,000,000	5,752,500
New Orleans GO, 5.00%, 12/1/20	4,000,000	4,605,960
New Orleans GO, 5.00%, 12/1/21	6,000,000	6,904,380
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/17 (AGM)	1,000,000	1,136,660
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/19 (AGM)	1,000,000	1,170,340
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/20 (AGM)	1,250,000	1,472,013
		37,867,505
MAINE — 0.1%
Portland Airport Rev., 5.00%, 1/1/40 (AGM)	1,795,000	1,911,262
MARYLAND — 1.3%
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,065,120
Maryland GO, Series 2005 A, (Capital Improvement & Local Facilities), 5.25%, 2/15/15	10,000,000	10,364,600
Maryland GO, Series 2009 B, 5.25%, 8/15/18	4,000,000	4,717,920
Maryland GO, Series 2009 C, 5.00%, 11/1/19	5,055,000	6,046,488
Maryland GO, Series 2011 B, 5.00%, 8/1/19	5,000,000	5,957,700
Maryland GO, Series 2013 A, 5.00%, 3/1/23	10,000,000	12,067,600
Maryland Health & Higher Educational Facilities Authority Rev., Series 2008 A, (Johns Hopkins University), 5.25%, 7/1/38	1,645,000	1,842,762
		42,062,190
MASSACHUSETTS — 3.9%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, 5.25%, 7/1/34	3,300,000	3,785,859
Massachusetts Development Finance Agency Rev., Series 2007 C, (Wheelock College), 5.00%, 10/1/17	1,410,000	1,527,622

	Principal Amount	Value
Massachusetts GO, Series 2006 D, (Consolidated Loan), 5.00%, 8/1/14	$2,500,000	$2,520,800
Massachusetts GO, Series 2011 A, (Consolidated Loan), 5.00%, 4/1/28	10,000,000	11,662,900
Massachusetts GO, Series 2011 B, (Consolidated Loan), 5.00%, 8/1/22	9,635,000	11,569,226
Massachusetts GO, Series 2013 E, (Consolidated Loan), 5.00%, 8/1/24	10,000,000	11,921,900
Massachusetts Health & Educational Facilities Authority Rev., Series 2008 A, (Massachusetts Institute of Technology), 5.00%, 7/1/14	5,000,000	5,021,200
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(2)	6,800,000	7,971,572
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 O, (Massachusetts Institute of Technology), 5.75%, 7/1/26	10,000,000	11,976,600
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35	2,000,000	2,110,700
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/20	1,500,000	1,633,065
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21	1,050,000	1,127,028
Massachusetts Municipal Wholesale Electric Co. Rev., Series 2012 A, 5.00%, 7/1/15	3,000,000	3,156,660
Massachusetts Port Authority Rev., Series 2012 B, 4.00%, 7/1/18	1,305,000	1,462,748
Massachusetts Port Authority Rev., Series 2012 B, 5.00%, 7/1/19	250,000	295,313
Massachusetts Port Authority Rev., Series 2012 B, 4.00%, 7/1/22	2,655,000	3,011,513
Massachusetts School Building Authority Sales Tax Rev., Series 2011 B, (Senior Lien), 5.00%, 10/15/32	6,630,000	7,582,333
Massachusetts School Building Authority Sales Tax Rev., Series 2012 A, (Senior Lien), 5.00%, 8/15/30	7,750,000	8,958,457
Massachusetts School Building Authority Sales Tax Rev., Series 2012 B, (Senior Lien), 5.00%, 8/15/30	3,575,000	4,132,450
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/23	1,000,000	1,131,510
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/24	6,000,000	6,742,440
Massachusetts State Transportation Fund Rev., Series 2013 A, (Accelerated Bridge Program), 5.00%, 6/1/25	7,740,000	9,184,594
Massachusetts State Transportation Fund Rev., Series 2013 A, (Accelerated Bridge Program), 5.00%, 6/1/28	1,000,000	1,166,030
Massachusetts State Transportation Fund Rev., Series 2013 A, (Accelerated Bridge Program), 5.00%, 6/1/29	1,755,000	2,034,642
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/23	1,000,000	1,205,730
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/24	1,815,000	2,173,826
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/25	4,215,000	5,024,027
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/26	1,000,000	1,183,480
		131,274,225
MICHIGAN — 2.9%
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/18 (Q-SBLF)	3,500,000	3,891,825
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/28 (Q-SBLF)	6,500,000	7,008,170
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	4,750,000	5,034,810
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	4,300,000	4,280,779

	Principal Amount	Value
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	$12,500,000	$12,389,375
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	19,825,000	19,755,613
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/15	1,650,000	1,656,980
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/17	1,300,000	1,306,617
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/36	1,000,000	990,060
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	850,000	829,991
Kalamazoo Public Schools GO, (Building & Site), 5.25%, 5/1/16 (AGM)	1,545,000	1,689,751
Lansing Board of Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/27	5,000,000	5,712,850
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	6,000,000	6,938,400
Michigan Higher Education Facilities Authority Rev., (Limited Obligation-Hillsdale College), 5.00%, 3/1/26	2,345,000	2,347,626
Michigan State Building Authority Rev., Series 2009 I, (Facilities Program), 5.25%, 10/15/20	4,000,000	4,678,560
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 4.00%, 6/1/14	595,000	595,065
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/15	700,000	733,089
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/16	1,360,000	1,482,808
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/17	1,600,000	1,793,488
Michigan State Hospital Finance Authority Rev., Series 2012 A-4, (Ascension Health Credit Group), VRDN, 1.625%, 11/1/19	8,000,000	7,901,200
Wayne County Airport Authority Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/18 (NATL-RE/FGIC)	3,000,000	3,340,830
Wayne County Airport Authority Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/19 (NATL-RE/FGIC)	2,000,000	2,200,540
		96,558,427
MINNESOTA — 0.9%
Minnesota GO, 5.00%, 11/1/16	6,455,000	7,181,575
Minnesota GO, Series 2010 D, 5.00%, 8/1/19	5,000,000	5,952,150
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/17	2,740,000	3,103,982
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/20	2,680,000	3,112,900
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/22	1,250,000	1,424,600
Rochester Health Care Facilities Rev., Series 2011 C, (Mayo Clinic), VRDN, 4.50%, 11/15/21	6,000,000	6,993,780
St. Paul Port Authority Rev., Series 2005-7, (Minnesota Public Radio Project), VRDN, 0.10%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)(GA: American Public Media Group)	1,400,000	1,400,000
		29,168,987
MISSISSIPPI — 0.9%
Mississippi Development Bank Special Obligation Rev., (Jackson Water and Sewer System Project), 6.875%, 12/1/40 (AGM)	4,150,000	5,444,966
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15 (Ambac)	1,565,000	1,660,684

	Principal Amount	Value
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16 (Ambac)	$1,645,000	$1,799,219
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Municipal Energy Agency Power Supply), 5.00%, 3/1/17 (XLCA)	1,000,000	1,063,880
Mississippi Development Bank Special Obligation Rev., Series 2007 A, (Mississippi Development Bank), 5.00%, 7/1/19 (Ambac)	4,160,000	4,753,050
Mississippi Development Bank Special Obligation Rev., Series 2010 D, (Department of Corrections), 5.25%, 8/1/27	5,000,000	5,623,150
Mississippi GO, Series 2013 B, 5.00%, 12/1/27	5,000,000	5,990,250
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/17 (AGM)	1,195,000	1,285,270
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/18 (AGM)	1,940,000	2,092,794
		29,713,263
MISSOURI — 0.5%
Jackson County Public Building Corp. Rev., Series 2006 A, (Capital Improvements), 5.00%, 12/1/15 (NATL-RE)	1,425,000	1,517,098
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (The Washington University), 5.375%, 3/15/39	2,000,000	2,243,900
Missouri Highway & Transportation Commission Rev., Series 2010 A, 5.00%, 5/1/18	2,700,000	3,127,869
Missouri Joint Municipal Electric Utility Commission Rev., (Plum Point), 5.00%, 1/1/16 (NATL-RE)	3,145,000	3,326,278
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.12%, 6/2/14 (LOC: Commerce Bank N.A.)	3,095,000	3,095,000
Missouri State Health & Educational Facilities Authority Rev., Series 2011 B, (Rockhurst University), VRDN, 0.12%, 6/2/14 (LOC: Commerce Bank N.A.)	1,000,000	1,000,000
St. Louis Municipal Finance Corp. Rev., Series 2006 A, (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)	1,000,000	1,052,910
		15,363,055
NEBRASKA — 0.3%
Central Plains Energy Project Rev., 5.00%, 9/1/22	2,500,000	2,814,350
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/20	2,500,000	2,841,425
Nebraska Public Power District Rev., Series 2012 A, 5.00%, 1/1/25	750,000	871,785
Omaha Public Power District Electric System Rev., Series 2007 A, 5.00%, 2/1/21	3,000,000	3,325,830
		9,853,390
NEVADA — 0.2%
Nevada GO, Series 2013 D1, 5.00%, 3/1/22	4,800,000	5,783,616
NEW HAMPSHIRE†
New Hampshire Health & Education Facilities Authority Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18	1,160,000	1,175,440
NEW JERSEY — 4.2%
New Jersey Economic Development Authority Rev., 5.00%, 6/15/14	4,100,000	4,107,995
New Jersey Economic Development Authority Rev., Series 2008 W, (School Facilities Construction), 5.00%, 9/1/15(1)	3,475,000	3,685,481
New Jersey Economic Development Authority Rev., Series 2008 Y, (School Facilities Construction), 5.00%, 9/1/33	110,000	121,035
New Jersey Economic Development Authority Rev., Series 2011 GG, (School Facilities Construction), 5.00%, 9/1/19	5,000,000	5,827,750
New Jersey Economic Development Authority Rev., Series 2012 G, (School Facilities Construction), VRDN, 0.64%, 6/5/14	7,000,000	7,008,190
New Jersey GO, 5.00%, 8/1/14	5,000,000	5,041,850

	Principal Amount	Value
New Jersey GO, 5.00%, 6/1/17	$4,500,000	$5,067,270
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15	7,000,000	7,408,170
New Jersey Health Care Facilities Financing Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	1,050,000	1,105,818
New Jersey Health Care Facilities Financing Authority Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	1,725,000	1,841,662
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/32	1,250,000	1,395,475
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18(1)	75,000	87,554
New Jersey State Turnpike Authority Rev., Series 2009 G, 5.00%, 1/1/18	1,700,000	1,941,842
New Jersey State Turnpike Authority Rev., Series 2013 A, 5.00%, 1/1/28	2,000,000	2,276,800
New Jersey State Turnpike Authority Rev., Series 2013 A, 5.00%, 1/1/29	14,940,000	16,916,114
New Jersey State Turnpike Authority Rev., Series 2014 A, 5.00%, 1/1/27	5,000,000	5,876,550
New Jersey Transportation Trust Fund Authority Rev., Series 2003 B2, 5.00%, 12/15/16	10,000,000	11,111,900
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL-RE)	9,600,000	11,650,944
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.25%, 12/15/23 (Ambac)	2,210,000	2,644,287
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	15,000,000	17,878,500
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL-RE)	6,850,000	8,217,054
New Jersey Transportation Trust Fund Authority Rev., Series 2011 A, 5.25%, 6/15/30	5,000,000	5,633,200
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/22	4,975,000	5,881,992
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/23	3,000,000	3,517,050
New Jersey Transportation Trust Fund Authority Rev., Capital Appreciation, Series 2010 A, 0.00%, 12/15/31(3)	11,420,000	5,090,122
		141,334,605
NEW MEXICO — 0.2%
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/17	1,000,000	1,132,870
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/18	3,000,000	3,487,590
New Mexico Finance Authority State Transportation Rev., 4.00%, 6/15/19	2,000,000	2,271,360
		6,891,820
NEW YORK — 13.9%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	3,700,000	4,084,060
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/24	1,465,000	1,660,768
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/26	1,130,000	1,261,453
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/27	1,320,000	1,467,338
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47	5,000,000	5,169,950

	Principal Amount	Value
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.09%, 6/2/14 (LOC: Bayerische Landesbank)	$11,215,000	$11,215,000
Long Island Power Authority Electric System Rev., Series 2011 A, 5.00%, 5/1/21	2,385,000	2,757,656
Metropolitan Transportation Authority Rev., Series 2005 G, 5.00%, 11/15/19	1,750,000	2,059,067
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 0.74%, 6/5/14	5,000,000	5,002,900
Metropolitan Transportation Authority Rev., Series 2008 C, 6.25%, 11/15/23	5,000,000	5,977,900
Metropolitan Transportation Authority Rev., Series 2011 A, 5.00%, 11/15/41	2,100,000	2,255,946
Metropolitan Transportation Authority Rev., Series 2012 E, 4.00%, 11/15/14	2,490,000	2,534,372
Metropolitan Transportation Authority Rev., Series 2012 E, 4.00%, 11/15/15	1,000,000	1,055,570
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/17	2,000,000	2,290,380
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/26	5,000,000	5,772,450
Metropolitan Transportation Authority Rev., Series 2013 A, 5.00%, 11/15/26	4,595,000	5,294,681
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/29	10,360,000	11,729,074
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/43	5,000,000	5,434,100
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/21	1,800,000	2,108,484
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/23	1,500,000	1,739,895
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 5.00%, 7/1/20	1,000,000	1,153,440
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 5.00%, 7/1/22	750,000	869,828
New York City GO, Series 1993 A-4, VRDN, 0.09%, 6/2/14 (LOC: Bayerische Landesbank)	1,300,000	1,300,000
New York City GO, Series 1993 A-7, VRDN, 0.07%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	2,700,000	2,700,000
New York City GO, Series 2004 D, 5.00%, 11/1/14, Prerefunded at 100% of Par (AGM)(1)	4,025,000	4,106,828
New York City GO, Series 2004 D, 5.00%, 11/1/17 (AGM)	1,170,000	1,193,061
New York City GO, Series 2006 J1, 5.00%, 6/1/16, Prerefunded at 100% of Par(1)	1,510,000	1,653,088
New York City GO, Series 2006 J1, 5.00%, 6/1/18	2,490,000	2,722,143
New York City GO, Series 2013 A1, 5.00%, 8/1/36	4,510,000	5,038,392
New York City GO, Series 2013 J, 5.00%, 8/1/18	4,095,000	4,747,620
New York City GO, Series 2013 J, 5.00%, 8/1/23	10,000,000	12,035,500
New York City GO, VRN, 0.44%, 6/5/14	3,500,000	3,502,975
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2008 C, 5.00%, 6/15/17	1,350,000	1,529,766
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 EE, 5.00%, 6/15/39	7,010,000	7,720,674
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	5,000,000	5,506,900

	Principal Amount	Value
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2013 AA2, (Second General Resolution), VRDN, 0.07%, 6/2/14 (SBBPA: JPMorgan Chase Bank N.A.)	$1,100,000	$1,100,000
New York City Transitional Finance Authority Rev., Series 2002 1D, (Future Tax Secured Bonds), VRDN, 0.08%, 6/2/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	11,490,000	11,490,000
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 5/1/17, Prerefunded at 100% of Par(1)	2,555,000	2,878,437
New York City Transitional Finance Authority Rev., Series 2009 S4, 5.50%, 1/15/39	1,700,000	1,954,745
New York City Transitional Finance Authority Rev., Series 2011 1A, 5.00%, 7/15/25	4,850,000	5,650,977
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16(1)	115,000	128,043
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16	3,675,000	4,083,623
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/17	6,080,000	6,973,152
New York City Transitional Finance Authority Rev., Series 2011 A-1, (Future Tax Secured Bonds) 5.00%, 11/1/21	4,000,000	4,870,120
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	4,000,000	4,489,680
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds) 5.00%, 11/1/24	4,000,000	4,781,320
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds) 5.00%, 11/1/25	6,000,000	7,122,180
New York City Transitional Finance Authority Rev., Series 2013 I, (Future Tax Secured Bonds), 5.00%, 5/1/28	12,960,000	15,194,563
New York City Trust for Cultural Resources Rev., Series 2008 A1, (Lincoln Center for the Performing Arts), VRDN, 0.08%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	3,000,000	3,000,000
New York GO, Series 1993 E-3, 5.00%, 8/1/23	5,000,000	5,877,850
New York GO, Series 2009 A, 5.00%, 2/15/39	1,700,000	1,909,797
New York GO, Series 2009 E, 5.00%, 8/1/16	2,600,000	2,861,040
New York GO, Series 2009 H1, 5.00%, 3/1/17	3,000,000	3,359,730
New York GO, Series 2009 H1, 5.00%, 3/1/22	7,000,000	8,108,100
New York GO, Series 2009 J1, 5.00%, 5/15/22	6,570,000	7,641,173
New York GO, Series 2010 A, 5.00%, 8/1/17	2,190,000	2,484,752
New York GO, Series 2010 E, 5.00%, 8/1/19	4,555,000	5,377,269
New York GO, Series 2011 A1, 5.00%, 8/1/18	5,000,000	5,796,850
New York GO, Series 2011 B, 5.00%, 8/1/15	1,000,000	1,056,720
New York GO, Series 2011 B, 5.00%, 8/1/16	3,705,000	4,076,982
New York GO, Series 2011 D-1, 5.00%, 10/1/19	5,000,000	5,916,550
New York GO, Series 2012 F, 5.00%, 8/1/16	7,720,000	8,495,088
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	9,535,000	11,181,313
New York Power Authority Rev., Series 2011 A, 5.00%, 11/15/22	1,000,000	1,222,380
New York State Dormitory Authority Personal Income Tax Rev., Series 2012 A, (General Purpose), 5.00%, 12/15/25	8,225,000	9,748,517
New York State Dormitory Authority Rev., (Brooklyn Law School), 5.75%, 7/1/33	1,000,000	1,080,020
New York State Dormitory Authority Rev., Series 2008 B, 5.75%, 3/15/36	10,000,000	11,659,600

	Principal Amount	Value
New York State Dormitory Authority Rev., Series 2009 A, 5.25%, 2/15/25	$8,825,000	$10,351,637
New York State Dormitory Authority Rev., Series 2009 A, 5.00%, 2/15/39	4,000,000	4,434,480
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	1,200,000	1,304,736
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14	1,100,000	1,104,499
New York State Dormitory Authority Rev., Series 2012 A, (Columbia University), 5.00%, 10/1/22	2,800,000	3,463,768
New York State Dormitory Authority Rev., Series 2012 D, (General Purpose), 5.00%, 2/15/27	10,000,000	11,582,100
New York State Dormitory Authority State Personal Income Tax Rev., Series 2011 C, (General Purpose), 5.00%, 3/15/24	6,530,000	7,678,692
New York State Thruway Authority Rev., Series 2009 A1, 5.00%, 4/1/23	3,000,000	3,389,940
New York State Thruway Authority Rev., Series 2012 I, 5.00%, 1/1/24	3,330,000	3,888,175
New York State Thruway Authority Rev., Series 2013 A, 5.00%, 5/1/19	6,900,000	8,062,029
New York State Thruway Authority Second General Highway & Bridge Trust Fund Rev., Series 2011 A1, 5.00%, 4/1/25	5,865,000	6,821,112
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	3,000,000	3,223,530
New York State Urban Development Corp. Rev., Series 2013 A1, (State Personal Income Tax), 5.00%, 3/15/28	3,900,000	4,551,456
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)	3,150,000	3,431,610
Niagara Falls Bridge Commission Toll Rev., Series 1993 B, 5.25%, 10/1/15 (NATL-RE/FGIC)	215,000	218,666
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20	850,000	953,224
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	2,600,000	2,903,030
Port Authority of New York & New Jersey Special Obligation Rev., Series 2013 179, 5.00%, 12/1/27	10,000,000	11,915,600
Rockland County Industrial Development Agency Rev., (Jawonio, Inc., Project), VRDN, 0.13%, 6/4/14 (LOC: TD Bank N.A.) (Acquired 11/27/13, Cost $2,025,000)(4)	2,025,000	2,025,000
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/17	1,000,000	1,036,070
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/18	1,000,000	1,035,780
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/20	1,250,000	1,291,687
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.00%, 3/1/26	1,175,000	1,196,127
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	10,000,000	11,308,500
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	8,025,000	9,307,074
Triborough Bridge & Tunnel Authority Rev., Series 2008 B3, VRDN, 5.00%, 11/15/15	5,000,000	5,338,300
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	10,000,000	11,112,200
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 4.00%, 11/15/16	3,250,000	3,532,165
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 5.00%, 11/15/17	3,325,000	3,810,516
Triborough Bridge & Tunnel Authority Rev., Series 2013 A, 5.00%, 11/15/30	3,030,000	3,481,106

	Principal Amount	Value
Westchester County GO, Series 2011 A, 4.00%, 10/15/15	$5,650,000	$5,948,207
Westchester County Local Development Corp. Rev., Series 2014 A, (Pace University), 5.50%, 5/1/42	3,310,000	3,550,505
		461,473,351
NORTH CAROLINA — 1.3%
Charlotte GO, 5.00%, 8/1/19	2,000,000	2,325,520
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17	1,000,000	1,133,840
Greensboro Rev., (Combined Enterprise System), 5.25%, 6/1/20	2,060,000	2,496,493
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/17	2,790,000	3,101,113
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18	2,955,000	3,375,378
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26	7,400,000	8,144,440
North Carolina Eastern Municipal Power Agency Rev., Series 2010 A, 5.00%, 1/1/15	3,000,000	3,084,570
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/19	2,500,000	2,851,025
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/20	2,000,000	2,250,800
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2009 A, 5.00%, 1/1/30	1,800,000	2,004,876
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2010 B, 5.00%, 1/1/21	3,780,000	4,392,738
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 A, 5.00%, 1/1/15	3,050,000	3,136,529
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 B, 5.00%, 1/1/28	4,050,000	4,597,277
		42,894,599
NORTH DAKOTA — 0.2%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	5,600,000	5,600,000
OHIO — 2.2%
American Municipal Power-Ohio, Inc. Rev., Series 2008 A, (Prairie State Energy Campus), 5.00%, 2/15/17	1,000,000	1,115,080
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25 (AGM)	4,000,000	4,540,520
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25	2,500,000	2,816,150
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26 (AGM)	3,560,000	4,010,198
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26	2,530,000	2,828,186
Cleveland COP, Series 2010 A, (Cleveland Stadium), 5.00%, 11/15/19	2,450,000	2,769,039
County of Allen Hospital Facility Rev., Series 2008 A, (Catholic Healthcare Partners), VRDN, 0.07%, 6/2/14 (LOC: Bank of America N.A.)	3,000,000	3,000,000
Miami University/Oxford Rev., 5.00%, 9/1/25	4,440,000	5,116,256
Ohio Air Quality Development Authority Rev., Series 2006 A, (FirstEnergy Generation Corp), VRDN, 3.75%, 12/3/18 (GA: FirstEnergy Solutions Corp.)	24,600,000	26,140,944
Ohio GO, Series 2011 A, (Infrastructure Improvement), 5.00%, 9/15/16	6,000,000	6,640,860
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19	5,000,000	5,925,000
Ohio Higher Educational Facility Commission Rev., Series 1990 B, (Case Western Reserve University), 6.50%, 10/1/20	750,000	878,362

	Principal Amount	Value
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/18, Prerefunded at 100% of Par(1)	$200,000	$235,294
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/27	1,800,000	2,068,650
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16(1)	225,000	251,147
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16	3,775,000	4,210,824
Ohio State Water Development Authority Rev., (Drinking Water Assistance Fund), 5.00%, 6/1/18, Prerefunded at 100% of Par(1)	2,000,000	2,325,520
		74,872,030
OKLAHOMA — 0.3%
Oklahoma Development Finance Authority Health System Rev., Series 2008 C, 5.50%, 8/15/22 (Obligated Group Consisting Of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.)	3,000,000	3,412,590
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/14	1,730,000	1,749,410
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/15	1,710,000	1,728,434
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/16	2,130,000	2,151,641
		9,042,075
OREGON — 0.2%
Oregon GO, Series 2011 J, 5.00%, 5/1/19	1,080,000	1,278,040
Oregon GO, Series 2011 J, 5.00%, 5/1/20	1,870,000	2,249,797
Oregon GO, Series 2011 J, 5.00%, 5/1/21	1,500,000	1,820,265
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	2,900,000	3,331,114
		8,679,216
PENNSYLVANIA — 5.9%
Allegheny County Hospital Development Authority Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	1,500,000	1,731,405
Allegheny County Industrial Development Authority Rev., (Residential Resources, Inc.), 4.75%, 9/1/14	785,000	791,837
Berks County Municipal Authority Rev., Series 2012 B, (Reading Hospital Medical Center), VRDN, 1.56%, 6/5/14	2,500,000	2,554,725
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL-RE)(1)	1,150,000	1,280,537
Delaware River Port Authority Rev., (Port District Project), 4.00%, 1/1/15	1,000,000	1,023,500
Delaware River Port Authority Rev., (Port District Project), 5.00%, 1/1/16	1,200,000	1,287,384
East Stroudsburg Area School District GO, 7.75%, 9/1/16, Prerefunded at 100% of Par (AGM)(1)	2,580,000	3,002,991
Exeter Township GO, 5.25%, 7/15/15 (Ambac)	1,155,000	1,219,830
Exeter Township GO, 5.30%, 7/15/19 (Ambac)	1,830,000	2,178,029
Geisinger Authority Health System Rev., VRN, 0.92%, 8/1/14	5,000,000	3,852,900
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	5,000,000	5,648,100
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/18	5,430,000	6,319,977
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/19	15,525,000	18,414,513
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 B, 5.00%, 7/1/20	7,250,000	8,561,452
Pennsylvania GO, 5.375%, 7/1/16 (NATL-RE)	2,795,000	3,090,068

	Principal Amount	Value
Pennsylvania GO, 5.00%, 4/15/17	$3,325,000	$3,742,553
Pennsylvania GO, 5.375%, 7/1/18 (AGM)	1,070,000	1,260,021
Pennsylvania GO, 5.00%, 7/1/19	15,000,000	17,759,250
Pennsylvania GO, Series 2010 A, 5.00%, 5/1/16	4,000,000	4,362,920
Pennsylvania GO, Series 2010 A, 5.00%, 7/15/16	8,310,000	9,140,169
Pennsylvania GO, Series 2011, 5.00%, 11/15/22	7,900,000	9,504,253
Pennsylvania GO, Series 2012 A, 5.00%, 6/1/25	9,800,000	11,615,254
Pennsylvania Higher Educational Facilities Authority Rev., Series 2009 A, (University of Pennsylvania), 5.00%, 9/1/19	1,000,000	1,191,980
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/25	1,000,000	1,144,920
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/26	1,000,000	1,134,610
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/27	1,150,000	1,297,534
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.25%, 6/1/22	10,000,000	11,515,500
Pennsylvania Turnpike Commission Rev., Series 2013 A, VRN, 0.66%, 6/5/14	5,000,000	5,017,650
Pennsylvania Turnpike Commission Rev., Series 2013 A, VRN, 0.74%, 6/5/14	3,945,000	3,956,559
Pennsylvania Turnpike Commission Rev., Capital Appreciation, 0.00%, 12/1/44(6)	1,800,000	1,300,824
Philadelphia Rev., Series 2009 A, (1998 General Ordinance), 5.25%, 8/1/17	1,000,000	1,122,670
Philadelphia GO, Series 2014 A, 5.00%, 7/15/24	2,545,000	2,994,702
Philadelphia GO, Series 2014 A, 5.00%, 7/15/25	5,280,000	6,126,701
Philadelphia GO, Series 2014 A, 5.00%, 7/15/26	5,475,000	6,262,305
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	1,415,000	1,521,210
Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16 (AGM)	15,805,000	17,389,767
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/25	3,000,000	3,458,100
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/26	1,000,000	1,142,710
Southeastern Pennsylvania Transportation Authority (Capital Guarantee Receipts), 5.00%, 6/1/14	250,000	250,033
Southeastern Pennsylvania Transportation Authority (Capital Guarantee Receipts), 5.00%, 6/1/15	500,000	523,245
Southeastern Pennsylvania Transportation Authority (Capital Guarantee Receipts), 5.00%, 6/1/16	1,060,000	1,151,595
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/23	2,400,000	2,753,712
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/25	1,900,000	2,131,477
Westmoreland County Municipal Authority Rev., 5.25%, 8/15/15, Prerefunded at 100% of Par (AGM)(1)	4,500,000	4,775,805
		196,505,277
PUERTO RICO — 3.0%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 6.00%, 7/1/44	1,750,000	1,394,803
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	18,925,000	11,655,340
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/25	5,000,000	3,238,100
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/26	2,100,000	1,347,003

	Principal Amount	Value
Puerto Rico Electric Power Authority Rev., Series 2011 NN, 5.50%, 7/1/20	$7,080,000	$4,873,518
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23	1,975,000	1,555,016
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/17	3,235,000	3,039,994
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/16	3,020,000	2,912,971
Puerto Rico GO, Series 2009 B, (Public Improvement), 5.75%, 7/1/38	7,400,000	5,550,888
Puerto Rico GO, Series 2009 B, (Public Improvement), 6.00%, 7/1/39	10,000,000	7,563,100
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	7,625,000	5,585,236
Puerto Rico GO, Series 2014 A, 8.00%, 7/1/35	11,385,000	10,180,240
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14	4,000,000	3,984,560
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/16	2,000,000	1,807,480
Puerto Rico Public Buildings Authority Rev., Series 2004 I, (Government Facilities), 5.50%, 7/1/14, Prerefunded at 100% of Par(1)	5,000,000	5,022,250
Puerto Rico Public Buildings Authority Rev., Series 2007 M, (Government Facilities), VRDN, 5.75%, 7/1/17	5,000,000	4,371,500
Puerto Rico Public Buildings Authority Rev., Series 2009 P, (Government Facilities), 6.75%, 7/1/36	6,700,000	5,328,041
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	5,000,000	3,518,350
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.50%, 8/1/42	5,000,000	4,071,850
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 C, 5.25%, 8/1/41	1,350,000	1,074,006
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/22	9,750,000	9,854,715
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(3)	5,725,000	656,829
		98,585,790
RHODE ISLAND — 0.1%
Rhode Island Depositors Economic Protection Corp. Rev., Series 1993 A, 6.25%, 8/1/16 (NATL-RE)(1)	2,000,000	2,194,260
SOUTH CAROLINA — 0.9%
Charleston Educational Excellence Finance Corp. Rev., (Charleston County Schools), 5.00%, 12/1/24	1,750,000	2,105,285
Charleston Educational Excellence Finance Corp. Rev., (Charleston County Schools), 5.00%, 12/1/25	2,945,000	3,510,057
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/17 (AGC)	1,060,000	1,171,915
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/18 (AGC)	2,260,000	2,495,040
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/19 (AGC)	700,000	771,694
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/20 (AGC)	3,000,000	3,302,550
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(1)	625,000	781,387
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL-RE/FGIC)	875,000	1,073,266
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	140,000	153,618
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	485,000	532,176

	Principal Amount	Value
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)	$375,000	$409,965
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/16	5,000,000	5,356,250
Piedmont Municipal Power Agency Electric Rev., Series 2009 A3, 5.00%, 1/1/17	3,000,000	3,321,450
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	2,700,000	2,919,834
South Carolina Ports Authority Rev., 4.00%, 7/1/15	1,000,000	1,040,260
South Carolina Ports Authority Rev., 5.00%, 7/1/16	2,695,000	2,940,757
		31,885,504
TENNESSEE — 0.4%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 A, (Campus Development Foundation, Inc. Phase I LLC), 5.00%, 10/1/15	865,000	889,064
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	3,630,000	3,630,000
Memphis Electric System Rev., 5.00%, 12/1/15	2,500,000	2,679,825
Memphis Electric System Rev., 5.00%, 12/1/16	1,000,000	1,114,920
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	3,185,000	3,185,000
Tennessee State School Board Authority Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/33	1,000,000	1,111,180
		12,609,989
TEXAS — 5.9%
Allen Independent School District GO, (School Building), 5.25%, 2/15/34	3,325,000	3,822,154
Austin Water & Wastewater System Rev., 5.00%, 11/15/28	5,300,000	6,166,232
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/15	500,000	517,125
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	350,000	377,822
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/19 (Ambac)	1,000,000	1,077,070
Cash Special Utility District Rev., 5.25%, 9/1/24 (NATL-RE)	2,035,000	2,045,236
Central Texas Regional Mobility Authority Rev., (Senior Lien), 6.00%, 1/1/41	2,500,000	2,779,250
Central Texas Regional Mobility Authority Rev., Series 2013 A, 5.00%, 1/1/21	860,000	1,002,287
City of Austin Electric Utility Rev., 4.00%, 11/15/17	500,000	555,555
City of Austin Electric Utility Rev., 5.00%, 11/15/19	500,000	592,900
Cypress-Fairbanks Independent School District GO, 5.00%, 2/15/16 (PSF-GTD)	1,000,000	1,080,970
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14	680,000	696,762
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/15	2,185,000	2,343,216
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19	2,250,000	2,672,460
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	2,900,000	3,436,558
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	4,400,000	5,203,000
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2009 A, 5.00%, 11/1/24	1,000,000	1,097,350
Donna Independent School District GO, 5.00%, 2/15/15 (PSF-GTD)	2,000,000	2,069,220

	Principal Amount	Value
Fort Worth Water & Sewer Rev., 4.00%, 2/15/15	$1,200,000	$1,232,952
Fort Worth Water & Sewer Rev., 5.00%, 2/15/17	1,000,000	1,119,390
Grand Parkway Transportation Corp. Rev., Series 2013 A, 5.125%, 10/1/43	2,205,000	2,320,145
Gregg County Health Facilities Development Corp. Rev., Series 2006 A, (Good Shepherd Medical Center), 5.00%, 10/1/16	1,000,000	1,074,170
Harris County Rev., Series 2009 C, 5.00%, 8/15/17	5,000,000	5,680,950
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 B, (The Methodist Hospital System), 5.50%, 12/1/18	2,500,000	2,947,925
Houston Airport System Rev., Series 2009 A, (Senior Lien), 5.50%, 7/1/39	4,000,000	4,539,920
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/23	2,560,000	2,987,187
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/24	4,000,000	4,626,520
Houston Independent School District GO, VRDN, 2.50%, 6/1/15 (PSF-GTD)	9,750,000	9,973,860
Live Oak GO, 5.25%, 8/1/22 (NATL-RE)	1,630,000	1,637,253
Lone Star College System GO, 5.00%, 8/15/21	1,000,000	1,172,330
Lone Star College System GO, 5.00%, 8/15/22	2,650,000	3,098,009
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	2,500,000	2,657,850
Lower Colorado River Authority Rev., 5.00%, 5/15/15(1)	5,000	5,231
Lower Colorado River Authority Rev., 5.00%, 5/15/15	795,000	831,753
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/22	1,000,000	1,145,540
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/23	3,435,000	3,895,565
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/24	2,000,000	2,254,140
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/15	1,000,000	1,041,880
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/16	2,000,000	2,170,780
Mansfield Independent School District GO, VRDN, 1.75%, 8/1/17 (PSF-GTD)	6,305,000	6,436,522
North Texas Tollway Authority Rev., Series 2012 A, (First Tier), 5.00%, 1/1/29	2,400,000	2,665,824
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/21	7,615,000	8,872,389
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/28	3,000,000	3,351,450
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/30	6,310,000	6,968,827
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/36	1,960,000	2,118,388
Northside Independent School District GO, (School Building), VRDN, 1.00%, 6/1/16 (PSF-GTD)	6,700,000	6,766,464
Northside Independent School District GO, Series 2011 A,VRDN, 2.00%, 6/1/14 (PSF-GTD)	9,800,000	10,028,928
Pasadena Independent School District GO, Series 1996 A, 6.05%, 2/15/16 (PSF-GTD)	550,000	604,147
San Antonio Electric & Gas Rev., Series 2012 A, (Junior Lien), VRDN, 2.00%, 12/1/14	8,750,000	8,829,975
San Antonio Electric & Gas Rev., Series 2012 B, (Junior Lien), VRDN, 2.00%, 12/1/15	3,250,000	3,312,725

	Principal Amount	Value
San Antonio Electric and Gas Rev., (Junior Lien), 5.00%, 2/1/43	$4,300,000	$4,739,632
San Antonio Water System Rev., 4.00%, 5/15/15	1,000,000	1,037,250
San Antonio Water System Rev., 5.00%, 5/15/17	2,365,000	2,669,186
Southside Independent School District GO, Series 2004 A, 5.25%, 8/15/25 (PSF-GTD)	2,120,000	2,141,900
Tarrant County Cultural Education Facilities Finance Corp. Retirement Facility Rev., (Air Force Village Obligated Group), 5.00%, 5/15/16	1,000,000	1,046,410
Texas GO, 5.00%, 10/1/15	3,500,000	3,727,710
Texas GO, 5.00%, 10/1/16	3,355,000	3,723,849
Texas GO, 5.00%, 10/1/17	2,225,000	2,545,845
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/15	1,000,000	1,059,090
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/20	1,500,000	1,768,800
Texas Public Finance Authority Rev., Series 2010 A, (Unemployment Compensation), 5.00%, 7/1/14	5,000,000	5,021,150
Texas Transportation Commission State Highway Fund Rev., Series 2006 A, (First Tier), 4.50%, 4/1/16	5,000,000	5,390,000
Texas Transportation Commission State Highway Fund Rev., Series 2014 B, VRDN, 0.41%, 6/5/14	4,800,000	4,802,064
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/16	1,125,000	1,222,594
Williamson County GO, Series 2004 A, (Unlimited Tax Road & Refunding Bonds), 5.00%, 2/15/19 (NATL-RE)	1,000,000	1,174,070
		195,973,706
U.S. VIRGIN ISLANDS — 0.2%
Virgin Islands Public Finance Authority Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25	5,500,000	6,019,695
UTAH — 0.4%
Eagle Mountain City Gas & Electric Rev., 5.00%, 6/1/19 (Radian)	2,550,000	2,616,886
Salt Lake City Hospital Rev., Series 1988 A, (Intermountain Healthcare), 8.125%, 5/15/15(1)	105,000	111,817
Utah GO, Series 2009 C, 5.00%, 7/1/18	4,000,000	4,664,360
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/24	2,900,000	3,386,997
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/25	1,220,000	1,411,503
		12,191,563
VERMONT — 0.1%
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)	4,290,000	4,797,507
VIRGINIA — 0.7%
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	1,430,000	1,536,421
Norfolk Redevelopment & Housing Authority Rev., (Old Dominion University), VRDN, 0.08%, 6/2/14 (LOC: Bank of America N.A.)	7,770,000	7,770,000
Norfolk Redevelopment & Housing Authority Rev., (Old Dominion University), VRDN, 0.08%, 6/2/14 (LOC: Bank of America N.A.)	700,000	700,000
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	5,120,000	5,678,438
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/22	4,150,000	4,916,505

	Principal Amount	Value
Virginia Small Business Financing Authority Rev., (Virginia State University Real Estate Foundation), VRDN, 0.08%, 6/2/14 (LOC: Bank of America N.A.)	$4,620,000	$4,620,000
		25,221,364
WASHINGTON — 4.2%
Central Puget Sound Regional Transportation Authority Rev., Series 2012 S-1, 5.00%, 11/1/16	2,105,000	2,340,676
Central Puget Sound Regional Transportation Authority Rev., Series 2012 S-1, 5.00%, 11/1/17	5,875,000	6,726,581
Energy Northwest Electric Rev., Series 2005 A, (Project 3), 5.00%, 7/1/15 (Ambac)	4,000,000	4,212,040
Energy Northwest Electric Rev., Series 2009 A, (Project 3), 5.25%, 7/1/18	3,000,000	3,520,380
Energy Northwest Electric Rev., Series 2010 A, (Project 3), 5.00%, 7/1/18	5,115,000	5,951,098
Energy Northwest Electric Rev., Series 2011 A, (Columbia Generating), 5.00%, 7/1/22	5,000,000	5,984,650
Energy Northwest Electric Rev., Series 2014 A, (Columbia Generating), 5.00%, 7/1/18	2,410,000	2,803,939
Energy Northwest Wind Rev., 4.75%, 7/1/14, Prerefunded at 100% of Par (NATL-RE)(1)	1,750,000	1,756,983
King County Public Hospital District No. 2 GO, (Evergreen Healthcare), 5.00%, 12/1/14 (NATL-RE)	1,000,000	1,024,480
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/16	4,850,000	5,216,466
Kitsap County School District No. 303 Bainbridge Island GO, 5.00%, 6/1/16, Prerefunded at 100% of Par (NATL-RE/School Board Guarantee)(1)	1,000,000	1,093,280
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/22	1,000,000	1,164,750
Seattle Municipal Light & Power Rev., Series 2010 B, 5.00%, 2/1/19	5,000,000	5,875,050
Snohomish County Edmonds School District No. 15 GO, 5.00%, 6/1/16, Prerefunded at 100% of Par (NATL-RE/FGIC/School Board Guarantee)(1)	6,690,000	7,322,540
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/16	1,905,000	2,047,665
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/17	1,500,000	1,671,360
Tacoma Electric System Rev., Series 2013 A, 4.00%, 1/1/18	1,000,000	1,111,210
Tacoma Electric System Rev., Series 2013 A, 4.00%, 1/1/19	2,000,000	2,250,560
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/19	1,000,000	1,169,790
Washington Federal Highway Grant Anticipation Rev., Series 2012-F, (Senior 520 Corridor Program), 5.00%, 9/1/15	16,585,000	17,586,568
Washington GO, Series 1990 A, 6.75%, 2/1/15	225,000	234,137
Washington GO, Series 2005 D, 5.00%, 1/1/15, Prerefunded at 100% of Par (AGM)(1)	10,000,000	10,285,500
Washington GO, Series 2011 A, 5.00%, 7/1/21	3,375,000	4,081,826
Washington GO, Series 2011 A, 5.00%, 7/1/22	5,000,000	6,012,150
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/21	1,650,000	1,993,563
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/22	2,000,000	2,402,240
Washington GO, Series 2012 R, 5.00%, 7/1/23	3,855,000	4,655,375
Washington GO, Series R-2012C, 5.00%, 7/1/26	13,800,000	16,322,778
Washington Health Care Facilities Authority Rev., Series 2006 D, (Providence Health & Services), 5.25%, 10/1/33 (AGM)	4,500,000	5,075,865
Washington State Housing Finance Commission Rev., (YMCA Snohomish County Project), VRDN, 0.08%, 6/2/14 (LOC: Bank of America N.A.)	7,020,000	7,020,000

	Principal Amount	Value
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/16, Prerefunded at 100% of Par (NATL-RE)(1)	$920,000	$1,026,913
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/18 (NATL-RE)	755,000	838,699
		140,779,112
WISCONSIN — 1.3%
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/25	10,000,000	12,097,600
Wisconsin GO, Series 2011 B, 5.00%, 5/1/15	5,000,000	5,224,700
Wisconsin GO, Series 2011-1, 5.00%, 5/1/19	5,000,000	5,909,000
Wisconsin GO, Series 2011-1, 5.00%, 5/1/20	3,000,000	3,594,240
Wisconsin GO, Series 2011-1, 5.00%, 5/1/21	2,500,000	3,017,450
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.50%, 11/15/22	4,655,000	5,382,483
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30	5,800,000	6,688,560
Wisconsin Health & Educational Facilities Authority Rev., Series 2007 A, (Fort Healthcare, Inc.), VRDN, 0.10%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,290,000	1,290,000
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	500,000	582,605
		43,786,638
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $3,148,042,507)		3,300,421,750
OTHER ASSETS AND LIABILITIES — 0.8%		26,365,718
TOTAL NET ASSETS — 100.0%		$3,326,787,468

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
1,143	U.S. Treasury Long Bonds	September 2014	$157,126,781	$881,468

NOTES TO SCHEDULE OF INVESTMENTS
ACA	-	American Capital Access
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
CIFG	-	CDC IXIS Financial Guaranty North America
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

†	Category is less than 0.05% of total net assets.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $3,342,510.

(3)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $7,025,000, which represented 0.2% of total net assets.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2014
Assets
Investment securities, at value (cost of $3,148,042,507)	$3,300,421,750
Cash	228,436
Receivable for investments sold	250,000
Receivable for capital shares sold	5,169,597
Receivable for variation margin on futures contracts	250,031
Interest receivable	42,392,810
3,348,712,624

Liabilities
Payable for investments purchased	15,209,586
Payable for capital shares redeemed	5,063,807
Accrued management fees	1,055,278
Distribution and service fees payable	24,307
Dividends payable	572,178
21,925,156

Net Assets	$3,326,787,468

Net Assets Consist of:
Capital paid in	$3,207,074,277
Undistributed net investment income	49,900
Accumulated net realized loss	(33,597,420)
Net unrealized appreciation	153,260,711
$3,326,787,468

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,753,596,932	153,200,666	$11.45
Institutional Class	$1,511,995,483	132,069,288	$11.45
A Class	$43,283,157	3,780,557	$11.45*
C Class	$17,911,896	1,565,871	$11.44
*Maximum offering price $11.99 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2014
Investment Income (Loss)
Income:
Interest	$106,369,446

Expenses:
Management fees	12,969,738
Distribution and service fees:
A Class	132,687
C Class	203,520
Trustees' fees and expenses	208,896
Other expenses	2,724
13,517,565

Net investment income (loss)	92,851,881

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(23,070,179)
Futures contract transactions	(9,575,179)
(32,645,358)

Change in net unrealized appreciation (depreciation) on:
Investments	(32,035,590)
Futures contracts	1,340,600
(30,694,990)

Net realized and unrealized gain (loss)	(63,340,348)

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,511,533

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2014 AND MAY 31, 2013
Increase (Decrease) in Net Assets	May 31, 2014	May 31, 2013
Operations
Net investment income (loss)	$92,851,881	$96,525,204
Net realized gain (loss)	(32,645,358)	26,248,307
Change in net unrealized appreciation (depreciation)	(30,694,990)	(37,140,879)
Net increase (decrease) in net assets resulting from operations	29,511,533	85,632,632

Distributions to Shareholders
From net investment income:
Investor Class	(47,178,104)	(49,166,661)
Institutional Class	(44,090,958)	(45,328,572)
A Class	(1,246,624)	(1,690,838)
C Class	(326,210)	(349,107)
From net realized gains:
Investor Class	(5,741,084)	(2,471,564)
Institutional Class	(4,790,116)	(2,267,527)
A Class	(165,842)	(102,078)
C Class	(63,819)	(31,631)
Decrease in net assets from distributions	(103,602,757)	(101,407,978)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(682,356,292)	604,111,246

Net increase (decrease) in net assets	(756,447,516)	588,335,900

Net Assets
Beginning of period	4,083,234,984	3,494,899,084
End of period	$3,326,787,468	$4,083,234,984

Undistributed (distributions in excess of) net investment income	$49,900	$(9,974)

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2014

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal income tax.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended May 31, 2014 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended May 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2014 were $1,405,232,374 and $2,012,664,650, respectively.

5. Capital Share Transactions
 Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2014		Year ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	35,552,486	$400,154,380	47,019,450	$551,218,612
Issued in reinvestment of distributions	4,169,471	46,908,476	3,787,870	44,422,612
Redeemed	(62,309,674)	(700,393,775)	(43,785,744)	(513,088,452)
	(22,587,717)	(253,330,919)	7,021,576	82,552,772
Institutional Class
Sold	61,394,398	691,131,715	91,497,846	1,073,345,186
Issued in reinvestment of distributions	3,867,347	43,518,388	3,634,765	42,634,056
Redeemed	(100,250,033)	(1,122,935,399)	(52,427,916)	(614,440,212)
	(34,988,288)	(388,285,296)	42,704,695	501,539,030
A Class
Sold	1,408,188	15,816,327	3,743,406	43,876,794
Issued in reinvestment of distributions	113,596	1,277,793	111,279	1,305,587
Redeemed	(4,491,011)	(50,617,848)	(2,704,248)	(31,705,784)
	(2,969,227)	(33,523,728)	1,150,437	13,476,597
C Class
Sold	312,774	3,509,952	978,614	11,456,972
Issued in reinvestment of distributions	26,198	294,338	22,131	259,490
Redeemed	(979,592)	(11,020,639)	(441,709)	(5,173,615)
	(640,620)	(7,216,349)	559,036	6,542,847
Net increase (decrease)	(61,185,852)	$(682,356,292)	51,435,744	$604,111,246

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments
Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume.

The value of interest rate risk derivative instruments as of May 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $250,031 in receivable for variation margin on futures contracts.* For the year ended May 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(9,575,179) in net realized gain (loss) on futures contract transactions and $1,340,600 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information
The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$92,851,852	$96,535,178
Long-term capital gains	$10,750,905	$4,872,800

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,148,042,507
Gross tax appreciation of investments	$174,214,845
Gross tax depreciation of investments	(21,835,602)
Net tax appreciation (depreciation) of investments	152,379,243
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$152,379,243
Other book-to-tax adjustments	$(1,198,116)
Undistributed tax-exempt income	$49,900
Accumulated short-term capital losses	$(22,623,560)
Accumulated long-term capital losses	$(8,894,276)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.61	0.29	(0.12)	0.17	(0.29)	(0.04)	(0.33)	$11.45	1.55%	0.47%	0.47%	2.61%	2.61%	41%	$1,753,597
2013	$11.63	0.29	(0.01)	0.28	(0.29)	(0.01)	(0.30)	$11.61	2.43%	0.47%	0.47%	2.44%	2.44%	58%	$2,040,120
2012	$11.06	0.33	0.57	0.90	(0.33)	—	(0.33)	$11.63	8.28%	0.47%	0.47%	2.91%	2.91%	62%	$1,963,542
2011	$11.09	0.39	(0.03)	0.36	(0.39)	—	(0.39)	$11.06	3.31%	0.47%	0.48%	3.53%	3.52%	14%	$1,717,930
2010	$10.70	0.40	0.39	0.79	(0.40)	—	(0.40)	$11.09	7.48%	0.48%	0.48%	3.61%	3.61%	14%	$1,705,065
Institutional Class
2014	$11.61	0.32	(0.12)	0.20	(0.32)	(0.04)	(0.36)	$11.45	1.76%	0.27%	0.27%	2.81%	2.81%	41%	$1,511,995
2013	$11.64	0.31	(0.02)	0.29	(0.31)	(0.01)	(0.32)	$11.61	2.55%	0.27%	0.27%	2.64%	2.64%	58%	$1,939,174
2012	$11.06	0.35	0.59	0.94	(0.36)	—	(0.36)	$11.64	8.59%	0.27%	0.27%	3.11%	3.11%	62%	$1,447,044
2011	$11.09	0.41	(0.03)	0.38	(0.41)	—	(0.41)	$11.06	3.51%	0.27%	0.28%	3.73%	3.72%	14%	$245,759
2010	$10.70	0.42	0.39	0.81	(0.42)	—	(0.42)	$11.09	7.69%	0.28%	0.28%	3.81%	3.81%	14%	$221,014

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$11.61	0.27	(0.12)	0.15	(0.27)	(0.04)	(0.31)	$11.45	1.30%	0.72%	0.72%	2.36%	2.36%	41%	$43,283
2013	$11.64	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)	$11.61	2.09%	0.72%	0.72%	2.19%	2.19%	58%	$78,349
2012	$11.06	0.30	0.59	0.89	(0.31)	—	(0.31)	$11.64	8.11%	0.72%	0.72%	2.66%	2.66%	62%	$65,158
2011	$11.09	0.36	(0.03)	0.33	(0.36)	—	(0.36)	$11.06	3.05%	0.72%	0.73%	3.28%	3.27%	14%	$30,930
2010(3)	$11.03	0.09	0.06	0.15	(0.09)	—	(0.09)	$11.09	1.35%	0.73%(4)	0.73%(4)	3.19%(4)	3.19%(4)	14%(5)	$3,951
C Class
2014	$11.60	0.18	(0.12)	0.06	(0.18)	(0.04)	(0.22)	$11.44	0.54%	1.47%	1.47%	1.61%	1.61%	41%	$17,912
2013	$11.63	0.17	(0.02)	0.15	(0.17)	(0.01)	(0.18)	$11.60	1.33%	1.47%	1.47%	1.44%	1.44%	58%	$25,592
2012	$11.05	0.22	0.58	0.80	(0.22)	—	(0.22)	$11.63	7.30%	1.47%	1.47%	1.91%	1.91%	62%	$19,155
2011	$11.08	0.28	(0.03)	0.25	(0.28)	—	(0.28)	$11.05	2.28%	1.47%	1.48%	2.53%	2.52%	14%	$9,005
2010(3)	$11.03	0.06	0.06	0.12	(0.07)	—	(0.07)	$11.08	1.07%	1.48%(4)	1.48%(4)	2.33%(4)	2.33%(4)	14%(5)	$1,673

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 1, 2010 (commencement of sale) through May 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate-Term Tax-Free Bond Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2014

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $92,859,053 as exempt interest dividends for the fiscal year ended May 31, 2014.

The fund hereby designates $10,750,905, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended May 31, 2014.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82569 1407

ANNUAL REPORT	MAY 31, 2014

Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2014. It provides investment performance and portfolio information for the reporting period, plus a longer-term historical performance perspective.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

A Tale of Two Periods for Municipal Bonds (Munis)

The fiscal year ended May 31, 2014 provided a bridge between a difficult year for the U.S. muni market (2013) and a much better year, so far (2014). In 2013, the muni market faced challenges such as the fiscal sequester (which constrained funding efforts for municipal projects), the Taper Tantrum (sharply rising bond yields last summer as reductions in the Federal Reserve’s monthly bond-buying program appeared imminent), Detroit’s bankruptcy (a headline event that raised concerns about the broader muni market, even though it was an isolated event stemming from specific issues), fiscal shortfalls in Puerto Rico (a large muni issuer, also with its own specific rather than systemic problems), and large withdrawals from muni mutual funds.

2014 has been different, with no major new negative muni headline events through the first five months (reducing credit concerns). We’ve also experienced lower U.S. Treasury yields and higher Federal tax rates (which helped spur demand), and reduced muni issuance, which has resulted in a supply/demand imbalance that boosted the market. As a result, muni index returns for the full fiscal year were positive: 3.05% and 0.33%, respectively, for the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index. By comparison, the broad taxable, investment-grade Barclays U.S. Aggregate Bond Index returned 2.71%, and the 10-year U.S. Treasury note returned 0.43%.

Looking ahead, we see signs of potential economic improvement in the second half of 2014, but headwinds persist. Housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	MMBAX					3/31/97
No sales charge*		1.44%	5.09%	4.35%(1)	5.18%(1)
With sales charge*		-3.11%	4.12%	3.87%(1)	4.89%(1)
Barclays Municipal Bond Index	—	3.05%	5.59%	5.00%	5.47%	—
Investor Class	ACLVX	1.60%	5.35%	—	4.69%	4/3/06
Institutional Class	ACLSX	1.81%	5.54%	—	4.89%	4/3/06
C Class	ACTCX	0.60%	4.31%	—	3.65%	4/3/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Long-Term Tax-Free acquired all the net assets of the Mason Street Municipal Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006 is that of the Mason Street Municipal Bond Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2004*

Value on May 31, 2014
A Class — $14,625**

Barclays Municipal Bond Index — $16,287

* The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
**Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 1.44%* for the fiscal year ended May 31, 2014. By comparison, the Barclays Municipal Bond Index returned 3.05%. Fund returns reflect operating expenses, while index returns do not. (See pages 3 and 4 for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bond (muni) indices, despite some initial challenges. After struggling early in the period with rising interest rates, negative credit-related events, and steady muni fund outflows, the muni market benefited from a supply/demand imbalance in the latter part of the period. Investor optimism regarding munis improved as fears about sharp rate hikes and widespread municipal credit challenges subsided. In addition, higher federal tax rates made the taxable-equivalent yields of munis more attractive for many yield-hungry investors. Meanwhile, as demand for munis increased, supply tightened on declining issuance.

The fund underperformed the Barclays Municipal Bond Index, primarily due to our shortened duration (reduced price sensitivity to interest rate changes) stance and an overweight (versus the benchmark) position in Puerto Rico munis. These factors are detailed in the Portfolio Positioning section.

Credit Environment

Although the muni market faced some notable negative headlines, overall muni fundamentals remained favorable. Early in the period, Detroit filed for bankruptcy protection, declaring itself insolvent after years of fiscal problems. The July 2013 bankruptcy filing was big news, but it was not a big surprise to market participants. We believe this was a relatively isolated event, with its own individual circumstances (including an extended period of fiscal mismanagement and population loss), rather than an indicator of a systemic municipal market problem. Meanwhile, Puerto Rico, which is one of the largest issuers of municipal debt, captured headlines as the Commonwealth struggled with a stubbornly weak economy, mounting debt, and persistent budget deficits.

Despite these high-profile challenges, overall credit trends in the muni market were stable to improving throughout the period. State and local tax revenues generally increased, due to improving local economies and/or higher tax rates. And that trend may continue. According to the National Association of State Budget Officers, 42 states will increase their spending in fiscal 2015 (which begins July 1, 2014, for most states). Overall, the association projects state general fund expenditures to increase 2.9%, or a total of $750.5 billion, in fiscal 2015.

Muni credit-rating downgrades continued to outpace upgrades, but at a narrowing pace. According to Moody’s Investors Service, there were 1.5 downgrades for every one upgrade in the first quarter of 2014, an improvement from 2012, when there were 4.4 downgrades for every one upgrade. And, the muni default rate remained low, just 0.02% so far in 2014, according to Bank of America. We continue to believe it’s unlikely any states will default, but select state credit ratings are likely to remain under downward pressure due to the slow-growth economy.

*
All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown.

5

Portfolio Positioning

Last summer, as Federal Reserve (Fed) statements fueled speculation about a taper strategy for the central bank’s monthly bond purchases, we started shortening the fund’s duration in anticipation of a rising-rate environment. We shortened duration further during the reporting period, expecting interest rates to rise in response to the Fed’s reduced bond buying and a gradually improving economy. This strategy generally aided fund performance through the end of 2013 as interest rates increased, but it detracted from results overall as interest rates declined sharply during the first five months of 2014. Weaker-than-expected economic data, much of it due to severe winter weather, combined with elevated demand for Treasury securities, helped drive rates lower.

In the fall of 2013 we pursued opportunities for what we believed was longer-term price appreciation potential from high-yielding, interest-paying Puerto Rico bonds we believed were priced, at purchase, as though they were non-performing bonds. Our Puerto Rico position (3.7% of the portfolio as of May 31, 2014) detracted from performance during the reporting period.

Meanwhile, our continued emphasis on revenue bonds over general obligation (GO) bonds, aided the fund’s relative performance. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation and sales-tax-secured bonds. Overall, revenue bonds slightly outpaced GO bonds during the period, while higher-quality securities generally outperformed lower-quality bonds.

Outlook

During the first five months of 2014, an unexpected U.S. Treasury market rally helped drive interest rates lower. We believe some of the key causes of that rally were transitory and that interest rates could climb to more “normal” levels as the economy gradually improves and the Fed’s taper strategy unfolds. Therefore, we plan to maintain a relatively short duration. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize. We also believe recent supply/demand trends should continue to support the muni market, even as rates rise.

6

Fund Characteristics

MAY 31, 2014
Portfolio at a Glance
Weighted Average Maturity	14.9 years
Average Duration (Modified)	4.5 years

Top Five Sectors	% of fund investments
General Obligation (GO) - State	15%
Special Tax	10%
Hospital	10%
Public Power	10%
Water/Sewer	10%

Top Five States and Territories	% of net assets
California	20.1%
New York	14.7%
Texas	7.9%
New Jersey	6.7%
Illinois	5.8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.4%
Other Assets and Liabilities	1.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expenses Paid During Period(1) 12/1/13 – 5/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,056.00	$2.41	0.47%
Institutional Class	$1,000	$1,056.20	$1.38	0.27%
A Class	$1,000	$1,054.70	$3.69	0.72%
C Class	$1,000	$1,050.80	$7.52	1.47%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MAY 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.4%
ARIZONA — 2.3%
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	$100,000	$111,288
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	200,000	231,222
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	50,000	52,690
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	250,000	292,402
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	340,000	380,708
University Medical Center Corp. Rev., 6.50%, 7/1/39	300,000	350,025
		1,418,335
CALIFORNIA — 20.1%
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/32 (NATL-RE)(1)	440,000	191,800
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/34	200,000	227,324
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(2)(3)	270,000	293,582
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.76%, 6/5/14	200,000	199,924
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39	300,000	331,650
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.125%, 4/1/39	200,000	225,264
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	100,000	109,100
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22	120,000	139,584
California GO, 5.00%, 6/1/25	130,000	133,037
California GO, 5.00%, 9/1/25	150,000	173,595
California GO, 5.625%, 4/1/26	500,000	594,695
California GO, 5.00%, 12/1/26	200,000	237,452
California GO, 5.75%, 4/1/27	500,000	597,855
California GO, 5.00%, 2/1/28 (Ambac)	335,000	413,698
California GO, 5.75%, 4/1/28	500,000	597,855
California GO, 5.25%, 9/1/28	200,000	234,790
California GO, 5.00%, 10/1/41	100,000	108,850
California GO, 5.00%, 2/1/43	250,000	274,975
California GO, Series 2012 B, VRN, 1.21%, 6/5/14	200,000	203,906
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(3)	10,000	12,362
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	245,000	290,256
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	300,000	335,769

10

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	$150,000	$170,527
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	200,000	217,420
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	35,000	38,897
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services - Butterfield), 5.00%, 6/1/15	110,000	115,294
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	250,000	279,892
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	320,000	348,173
California Public Works Board Lease Rev., Series 2012 D, 5.00%, 9/1/36	100,000	109,130
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	400,000	433,376
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	300,000	343,932
Chaffey Community College District GO, Series 2007 C, (Election of 2002), 5.00%, 6/1/32 (NATL-RE)	265,000	292,573
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, 0.00%, 8/1/29 (NATL-RE)(1)	300,000	158,748
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 6.00%, 1/15/49	100,000	114,552
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B3, VRDN, 5.50%, 1/15/23	100,000	115,834
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	100,000	112,443
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	200,000	214,088
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	200,000	238,886
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	120,000	131,837
Los Angeles Department of Water & Power Waterworks Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	400,000	452,272
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/36	150,000	164,748
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	100,000	113,818
Northern California Power Agency Rev., Series 2009 A, (Geothermal Project No. 3), 5.25%, 7/1/24	200,000	235,714
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	50,000	59,846
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	250,000	255,317
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/33(1)	250,000	105,533
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	500,000	139,280
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	200,000	230,246
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	100,000	115,922
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/48	150,000	165,974
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	70,000	82,967

11

	Principal Amount	Value
San Diego Unified School District GO, Capital Appreciation, Series 2012 R-1, 0.00%, 7/1/30(1)	$200,000	$102,322
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/16 (BAM)	10,000	10,722
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/17 (BAM)	5,000	5,480
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.00%, 9/1/18 (BAM)	10,000	11,064
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	250,000	299,707
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	1,000,000	324,590
		12,238,447
COLORADO — 2.5%
Colorado Health Facilities Authority Rev., Series 2008 D, (Catholic Health Initiatives), 6.25%, 10/1/33	240,000	276,996
Denver City and County Airport Rev., Series 2012 B, 5.00%, 11/15/25	250,000	289,052
Denver City and County Airport Rev., Series 2013 B, 5.00%, 11/15/43	100,000	109,084
Denver Health & Hospital Authority Rev., Series 2014 A, 5.00%, 12/1/39	200,000	210,190
E-470 Public Highway Authority Rev., Series 2014 A, VRDN, 1.24%, 6/5/14	150,000	150,168
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	220,000	242,427
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30	200,000	233,316
		1,511,233
CONNECTICUT — 0.9%
Connecticut GO, Series 2013 E, 5.00%, 8/15/26	200,000	236,900
Connecticut Housing Finance Authority Rev., Series 2009 C2, VRDN, 0.08%, 6/2/14 (SBBPA: JPMorgan Chase Bank N.A.)	300,000	300,000
		536,900
DELAWARE — 0.2%
New Castle County GO, Series 2009 A, 5.00%, 7/15/27	100,000	114,048
DISTRICT OF COLUMBIA — 2.1%
District of Columbia Rev., Series 2011 G, (Income Tax Secured), 5.00%, 12/1/36	300,000	337,596
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2012 B1, VRDN, 0.54%, 6/5/14	500,000	500,505
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	400,000	450,912
		1,289,013
FLORIDA — 4.1%
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/24	100,000	116,352
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	200,000	227,838
Florida Board of Education Capital Outlay GO, Series 2007 G, 4.75%, 6/1/37 (NATL-RE)	250,000	271,897
Florida Board of Education Capital Outlay GO, Series 2011 B, 5.125%, 6/1/40	300,000	329,916
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	200,000	225,216
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	100,000	108,761
Miami-Dade County Educational Facilities Authority Rev., Series 2008 A, (University of Miami), 5.50%, 4/1/38	200,000	213,686
Miami-Dade County Water & Sewer Rev., Series 2013 A, 5.00%, 10/1/42	185,000	198,470

12

	Principal Amount	Value
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	$85,000	$90,946
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	210,000	237,222
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children's Health Facilities), 6.50%, 11/15/39	300,000	355,902
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/17	100,000	114,135
		2,490,341
GEORGIA — 1.6%
Atlanta Airport Rev., Series 2010 C, 5.75%, 1/1/23	250,000	308,010
Atlanta Airport Rev., Series 2010 C, 5.25%, 1/1/30	200,000	226,388
Metropolitan Atlanta Rapid Transit Authority Rev., Series 2009 A, (Third Indenture), 5.00%, 7/1/39	400,000	442,556
		976,954
GUAM — 0.5%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.00%, 1/1/31	150,000	158,370
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/34	150,000	162,193
		320,563
HAWAII — 0.4%
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	200,000	219,980
IDAHO — 0.4%
Idaho Health Facilities Authority Rev., (St. Luke's Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	264,903
ILLINOIS — 5.8%
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14	200,000	204,304
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15	200,000	211,860
Chicago Midway Airport Rev., Series 2013 B, 5.00%, 1/1/26	300,000	339,891
Chicago Sales Tax Rev., Series 2011 A, 5.25%, 1/1/38	100,000	107,801
Cook County GO, Series 2011 A, 5.25%, 11/15/28	200,000	223,702
Illinois Finance Authority Rev., Series 2008 A, (Prairie Power, Inc.), VRDN, 1.30%, 5/8/17 (GA: National Rural Utilities Cooperative Finance Corp.)	200,000	200,810
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28	200,000	234,466
Illinois GO, 5.00%, 1/1/15	295,000	303,121
Illinois GO, 5.00%, 1/1/17 (AGM)	200,000	221,212
Illinois GO, 5.00%, 2/1/21	50,000	57,107
Illinois GO, 5.00%, 3/1/37	100,000	104,065
Illinois GO, 5.50%, 7/1/38	100,000	109,613
Illinois GO, 5.00%, 5/1/39	200,000	208,818
Illinois Toll Highway Authority Rev., Series 2014 B, (Senior Lien), 5.00%, 1/1/39(4)	50,000	55,226
Metropolitan Pier & Exposition Authority Rev., Series 2010 B2, (McCormick Place Expansion), 5.00%, 6/15/50	250,000	258,750
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/15	250,000	260,668
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	150,000	167,106
Railsplitter Tobacco Settlement Authority Rev., 6.00%, 6/1/28	250,000	293,177
		3,561,697

13

	Principal Amount	Value
INDIANA — 0.6%
Indiana Bond Bank Rev., Series 2006 A, (Special Program), 5.00%, 8/1/20 (AGM)	$250,000	$274,125
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	100,000	118,196
		392,321
KANSAS — 0.8%
Kansas State Department of Transportation Highway Rev., Series 2012 A2, VRN, 0.29%, 6/6/14	500,000	500,250
KENTUCKY — 1.5%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	135,000	158,757
Kentucky Property & Buildings Community Rev., 5.50%, 11/1/28	250,000	289,678
Kentucky Public Transportation Infrastructure Authority Rev., Series 2013 A, (Downtown Crossing Project), 5.00%, 7/1/17	160,000	178,907
Kentucky Turnpike Authority Economic Development Road Rev., Series 2008 A, (Revitalization), 5.00%, 7/1/17	240,000	271,649
		898,991
LOUISIANA — 0.4%
Louisiana GO, Series 2013 C, 5.00%, 7/15/26	200,000	239,604
MARYLAND — 0.3%
Maryland Economic Development Corp. Student Housing Rev., (University of Maryland, College Park), 5.00%, 6/1/19	150,000	165,605
MASSACHUSETTS — 3.0%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, 5.25%, 7/1/34	200,000	229,446
Massachusetts Bay Transportation Authority Rev., Series 2012 A, 5.00%, 7/1/41	150,000	167,570
Massachusetts GO, Series 2008 A, (Consolidated Loan), 5.00%, 8/1/24	200,000	230,868
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36	200,000	234,458
Massachusetts Port Authority Rev., Series 2012 B, 5.00%, 7/1/19	250,000	295,312
Massachusetts School Building Authority Sales Tax Rev., Series 2013 A, (Senior Lien), 5.00%, 5/15/43	200,000	224,286
Massachusetts School Building Authority Sales Tax Rev., Series 2012 A, (Senior Lien), 5.00%, 8/15/30	250,000	288,982
Massachusetts Water Resources Authority Rev., Series 2011 C, 5.25%, 8/1/42	150,000	169,401
		1,840,323
MICHIGAN — 2.2%
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	250,000	264,990
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	100,000	99,553
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	250,000	247,788
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	425,000	423,512
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	150,000	146,469
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	150,000	173,460
		1,355,772

14

	Principal Amount	Value
MINNESOTA — 0.4%
Minnesota GO 5.00%, 6/1/16, Prerefunded at 100% of Par(3)	$165,000	$180,497
Minnesota GO, 5.00%, 6/1/18	35,000	38,230
		218,727
MISSISSIPPI — 0.2%
Mississippi Development Bank Special Obligation Rev., (Jackson Water and Sewer System Project), 6.875%, 12/1/40 (AGM)	100,000	131,204
MISSOURI — 0.5%
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (Washington University), 5.375%, 3/15/39	250,000	280,488
NEBRASKA — 0.3%
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/24	150,000	169,355
NEVADA — 0.7%
Clark County Airport System Rev., Series 2008 E, 5.00%, 7/1/14	200,000	200,824
Nevada GO, Series 2013 D1, 5.00%, 3/1/22	200,000	240,984
		441,808
NEW JERSEY — 6.7%
Monmouth County GO, (County College Bonds), 4.00%, 9/15/19	250,000	273,230
New Jersey Economic Development Authority Rev., 5.00%, 6/15/15	250,000	261,693
New Jersey Economic Development Authority Rev., Series 2011 EE, (School Facilities Construction), 5.00%, 9/1/23	70,000	80,410
New Jersey GO, 5.00%, 6/1/17	200,000	225,212
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15	250,000	264,577
New Jersey Health Care Facilities Financing Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	200,000	210,632
New Jersey Health Care Facilities Financing Authority Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	200,000	213,526
New Jersey State Turnpike Authority Rev., Series 2009 H, 5.00%, 1/1/36	250,000	266,572
New Jersey State Turnpike Authority Rev., Series 2014 A, 5.00%, 1/1/27	200,000	235,062
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL-RE)	400,000	485,456
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20 (AGM)	225,000	268,632
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	250,000	297,975
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL-RE)	210,000	251,910
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/22 (AGM)	100,000	120,786
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.25%, 12/15/23	275,000	329,040
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/24	265,000	312,827
		4,097,540
NEW YORK — 14.7%
Hudson Yards Infrastructure Corp. Rev., Series 2011 A, 5.75%, 2/15/47	55,000	62,912
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.09%, 6/2/14 (LOC: Bayerische Landesbank)	385,000	385,000
Long Island Power Authority Electric System Rev., Series 2008 A, 6.00%, 5/1/33	250,000	293,285
Long Island Power Authority Electric System Rev., Series 2008 B, 5.25%, 4/1/19 (AGC-ICC)	150,000	175,038

15

	Principal Amount	Value
Metropolitan Transportation Authority Rev., Series 2008 C, 6.50%, 11/15/28	$250,000	$300,865
Metropolitan Transportation Authority Rev., Series 2012 C, 5.00%, 11/15/41	300,000	324,813
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/43	250,000	271,705
Monroe County Industrial Development Corp. Rev., (Monroe Community College), 5.00%, 1/15/38 (AGM)	50,000	53,036
Nassau County Local Economic Assistance Corp. Rev., (Catholic Health Services of Long Island Obligation Group Project), 5.00%, 7/1/22	100,000	115,977
New York City GO, Series 2009 C, 5.00%, 8/1/23	500,000	583,835
New York City GO, Series 2013 A1, 5.00%, 8/1/36	90,000	100,544
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2004 C, 5.00%, 6/15/14, Prerefunded at 100% of Par(3)	250,000	250,502
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	70,000	77,097
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43	250,000	271,515
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2012 FF, (Second General Resolution), 5.00%, 6/15/45	600,000	654,036
New York City Transitional Finance Authority Rev., Series 2009 S4, 5.50%, 1/15/39	300,000	344,955
New York City Transitional Finance Authority Rev., Series 2011 1A, 5.00%, 7/15/25	150,000	174,773
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	200,000	224,484
New York City Transitional Finance Authority Rev., Series 2013 F1, (Future Tax Secured Bonds), 5.00%, 2/1/28	200,000	233,708
New York City Transitional Finance Authority Rev., Series 2013 I, (Future Tax Secured Bonds), 5.00%, 5/1/42	200,000	221,274
New York GO, Series 2009 A, 5.00%, 2/15/39	300,000	337,023
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	260,000	304,892
New York Liberty Development Corp. Rev., (World Trade Center), 5.125%, 11/15/44	100,000	109,314
New York State Dormitory Authority Personal Income Tax Rev., Series 2012 A, (General Purpose), 5.00%, 12/15/25	200,000	237,046
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	250,000	271,820
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14	400,000	401,636
New York State Environmental Facilities Corp. Rev., Series 2009 A, 5.125%, 6/15/38	280,000	317,478
New York State Power Authority Rev., Series 2011 A, 5.00%, 11/15/38	200,000	222,384
New York State Thruway Authority Rev., Series 2013 A, 5.00%, 5/1/19	100,000	116,841
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	120,000	128,941
New York State Urban Development Corp. Rev., Series 2013 A1, (State Personal Income Tax), 5.00%, 3/15/28	100,000	116,704
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	250,000	279,137
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	360,000	407,106
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	305,000	353,727
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	200,000	222,244
Westchester County Local Development Corp. Rev., Series 2014 A, (Pace University), 5.50%, 5/1/42	35,000	37,543
		8,983,190

16

	Principal Amount	Value
NORTH CAROLINA — 1.3%
North Carolina Eastern Municipal Power Agency Rev., Series 2008 C, 6.75%, 1/1/24	$250,000	$295,255
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16	300,000	323,553
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 A, 5.00%, 1/1/15	200,000	205,674
		824,482
OHIO — 1.0%
Franklin County Hospital Rev., Series 2011 A, (Ohio Health Corp.), 5.00%, 11/15/41	200,000	215,928
Ohio Air Quality Development Authority Rev., Series 2006 A, (FirstEnergy Generation Corp), VRDN, 3.75%, 12/3/18 (GA: FirstEnergy Solutions Corp.)	400,000	425,056
		640,984
OKLAHOMA — 0.3%
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	150,000	173,883
OREGON — 1.5%
Clackamas County Hospital Facility Authority Rev., Series 2009 A, (Legacy Health System), 5.50%, 7/15/35	200,000	215,592
Oregon GO, Series 2009 A, (State Board of Higher Education), 5.00%, 8/1/38	300,000	335,070
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	300,000	344,598
		895,260
PENNSYLVANIA — 3.9%
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/18	250,000	290,975
Pennsylvania GO, Series 2011, 5.00%, 11/15/22	100,000	120,307
Pennsylvania GO, Series 2012 A, 5.00%, 6/1/25	200,000	237,046
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/27	100,000	112,829
Pennsylvania Turnpike Commission Rev., Series 2008 C, 6.00%, 6/1/28 (AGC)	200,000	231,268
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	150,000	161,496
Pennsylvania Turnpike Commission Rev., Capital Appreciation, 0.00%, 12/1/44(5)	200,000	144,536
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16	300,000	326,112
Philadelphia GO, Series 2014 A, 5.00%, 7/15/24	200,000	235,340
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	250,000	268,765
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/23	100,000	114,738
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/25	100,000	112,183
		2,355,595
PUERTO RICO — 3.7%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/42	350,000	259,640
Puerto Rico Electric Power Authority Rev., Series 2010 DDD, 5.00%, 7/1/21	175,000	118,370
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	350,000	215,555
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/19	100,000	71,529
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/22	300,000	202,056

17

	Principal Amount	Value
Puerto Rico GO, Series 2002 A, (Public Improvement), 5.50%, 7/1/19 (FGIC)	$100,000	$87,884
Puerto Rico GO, Series 2009 B, (Public Improvement), 5.75%, 7/1/38	200,000	150,024
Puerto Rico GO, Series 2009 B, (Public Improvement), 6.00%, 7/1/39	200,000	151,262
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	100,000	73,249
Puerto Rico GO, Series 2014 A, 8.00%, 7/1/35	225,000	201,191
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	75,000	52,775
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.50%, 8/1/42	350,000	285,029
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 C, 5.25%, 8/1/41	150,000	119,334
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/40	100,000	86,873
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2010 A, 0.00%, 8/1/33(1)	390,000	82,345
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(1)	700,000	80,311
		2,237,427
SOUTH CAROLINA — 0.3%
Piedmont Municipal Power Agency Electric Rev., Series 2009 A3, 5.00%, 1/1/17	175,000	193,751
TENNESSEE — 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., Series 2008 A, (Vanderbilt University), 5.00%, 10/1/15	225,000	239,576
TEXAS — 7.9%
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/15	300,000	310,275
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	300,000	323,847
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14	250,000	256,163
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	100,000	118,502
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	100,000	118,250
Grand Parkway Transportation Corp. Rev., Series 2013 A, 5.125%, 10/1/43	45,000	47,350
Harris County Toll Road Rev., Series 2009 A, (Senior Lien), 5.00%, 8/15/38	400,000	448,184
Houston Independent School District GO, VRDN, 2.50%, 6/1/15 (PSF-GTD)	250,000	255,740
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	100,000	106,314
Lower Colorado River Authority Rev., 5.00%, 5/15/15	200,000	209,246
North Texas Tollway Authority Rev., (First Tier), 6.00%, 1/1/38	300,000	346,149
North Texas Tollway Authority Rev., (First Tier), 6.00%, 1/1/43	150,000	172,406
North Texas Tollway Authority Rev., Series 2012 A, (First Tier), 5.00%, 1/1/29	100,000	111,076
North Texas Tollway Authority Rev., Series 2012 B, (First Tier), 5.00%, 1/1/36	40,000	43,232
Northside Independent School District GO, (School Building), VRDN, 1.00%, 6/1/16 (PSF-GTD)	300,000	302,976
Northside Independent School District GO, Series 2011 A, VRDN, 2.00%, 6/1/14 (PSF-GTD)	200,000	204,672
San Antonio Electric & Gas Rev., Series 2012 A, (Junior Lien), VRDN, 2.00%, 12/1/14	250,000	252,285

18

	Principal Amount	Value
San Antonio Electric & Gas Rev., Series 2012 B, (Junior Lien), VRDN, 2.00%, 12/1/15	$250,000	$254,825
San Antonio Electric and Gas Rev., (Junior Lien), 5.00%, 2/1/43	50,000	55,112
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Memorial Hospital and Scott, Sherwood & Brindley Foundation), 5.50%, 8/15/31	250,000	270,105
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/30	100,000	106,503
Texas Transportation Commission State Highway Fund Rev., Series 2014 B, VRDN, 0.41%, 6/5/14	200,000	200,086
University of North Texas Rev., Series 2009 A, 5.00%, 4/15/32	250,000	282,917
		4,796,215
UTAH — 0.5%
Utah State Board of Regents Rev., 5.25%, 8/1/21 (NATL-RE)(3)	40,000	49,273
Utah State Board of Regents Rev., 5.25%, 8/1/21 (NATL-RE)	210,000	254,589
		303,862
VIRGINIA — 0.7%
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	200,000	221,814
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	200,000	233,778
		455,592
WASHINGTON — 2.6%
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/16	150,000	161,334
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/34	200,000	222,412
Port of Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/30	200,000	222,010
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/16	250,000	268,722
Washington Federal Highway Grant Anticipation Rev., Series 2012-F, (Senior 520 Corridor Program), 5.00%, 9/1/15	250,000	265,098
Washington GO, Series 2008 A, 5.00%, 7/1/20	200,000	231,594
Washington GO, Series R-2012C, 5.00%, 7/1/26	200,000	236,562
		1,607,732
WISCONSIN — 1.1%
Wisconsin Health & Educational Facilities Authority Rev., (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	300,000	351,213
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	250,000	291,302
		642,515
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $56,234,757)		60,024,466
OTHER ASSETS AND LIABILITIES — 1.6%		980,204
TOTAL NET ASSETS — 100.0%		$61,004,670

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
21	U.S. Treasury Long Bonds	September 2014	$2,886,844	$16,195
3	U.S. Treasury Ultra Long Bonds	September 2014	450,844	2,216
			$3,337,688	$18,411

19

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGC-ICC	-	Assured Guarantee Corporation - Insured Custody Certificates
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $86,987.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MAY 31, 2014
Assets
Investment securities, at value (cost of $56,234,757)	$60,024,466
Cash	452,134
Receivable for capital shares sold	8,744
Receivable for variation margin on futures contracts	5,156
Interest receivable	844,948
61,335,448

Liabilities
Payable for investments purchased	257,947
Payable for capital shares redeemed	39,116
Accrued management fees	23,894
Distribution and service fees payable	4,600
Dividends payable	5,221
330,778

Net Assets	$61,004,670

Net Assets Consist of:
Capital paid in	$58,857,346
Undistributed net investment income	1,757
Accumulated net realized loss	(1,662,553)
Net unrealized appreciation	3,808,120
$61,004,670

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$46,195,188	3,999,797	$11.55
Institutional Class	$352,613	30,548	$11.54
A Class	$12,025,720	1,041,508	$11.55*
C Class	$2,431,149	210,515	$11.55
*Maximum offering price $12.09 (net asset value divided by 0.955).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MAY 31, 2014
Investment Income (Loss)
Income:
Interest	$2,464,909

Expenses:
Management fees	310,853
Distribution and service fees:
A Class	35,102
C Class	26,264
Trustees' fees and expenses	4,147
Other expenses	379
376,745

Net investment income (loss)	2,088,164

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(876,114)
Futures contract transactions	(266,284)
(1,142,398)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,097,434)
Futures contracts	38,373
(1,059,061)

Net realized and unrealized gain (loss)	(2,201,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(113,295)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2014 AND MAY 31, 2013
Increase (Decrease) in Net Assets	May 31, 2014	May 31, 2013
Operations
Net investment income (loss)	$2,088,164	$2,265,708
Net realized gain (loss)	(1,142,398)	829,576
Change in net unrealized appreciation (depreciation)	(1,059,061)	(726,010)
Net increase (decrease) in net assets resulting from operations	(113,295)	2,369,274

Distributions to Shareholders
From net investment income:
Investor Class	(1,600,714)	(1,677,268)
Institutional Class	(12,833)	(6,164)
A Class	(416,150)	(508,115)
C Class	(58,261)	(74,366)
Decrease in net assets from distributions	(2,087,958)	(2,265,913)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(24,049,016)	12,883,755

Net increase (decrease) in net assets	(26,250,269)	12,987,116

Net Assets
Beginning of period	87,254,939	74,267,823
End of period	$61,004,670	$87,254,939

Undistributed (distributions in excess of) net investment income	$1,757	$(560)

See Notes to Financial Statements.

23

Notes to Financial Statements

MAY 31, 2014

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of current income exempt from federal income taxes, consistent with preservation of capital.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

24

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees - The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each

25

class for the year ended May 31, 2014 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees - The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended May 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2014 were $23,875,920 and $48,535,258, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2014		Year ended May 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	897,141	$10,091,534	2,961,003	$35,128,378
Issued in reinvestment of distributions	133,225	1,495,484	135,094	1,602,406
Redeemed	(2,570,985)	(28,780,765)	(1,766,279)	(20,953,231)
	(1,540,619)	(17,193,747)	1,329,818	15,777,553
Institutional Class
Sold	—	—	21,922	260,071
Issued in reinvestment of distributions	1,141	12,797	527	6,164
Redeemed	(7,205)	(80,049)	(9,820)	(115,874)
	(6,064)	(67,252)	12,629	150,361
A Class
Sold	33,389	377,971	308,323	3,653,454
Issued in reinvestment of distributions	35,413	397,403	36,732	435,498
Redeemed	(599,214)	(6,713,460)	(538,379)	(6,370,502)
	(530,412)	(5,938,086)	(193,324)	(2,281,550)
C Class
Sold	17,338	192,255	52,832	621,789
Issued in reinvestment of distributions	4,854	54,530	4,897	58,060
Redeemed	(97,528)	(1,096,716)	(121,279)	(1,442,458)
	(75,336)	(849,931)	(63,550)	(762,609)
Net increase (decrease)	(2,152,431)	$(24,049,016)	1,085,573	$12,883,755

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk - The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of May 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $5,156 in receivable for variation margin on futures contracts.* For the year ended May 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(266,284) in net realized gain (loss) on futures contract transactions and $38,373 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$2,087,958	$2,265,544
Taxable ordinary income	—	$369
Long-term capital gains	—	—

27

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$56,237,686
Gross tax appreciation of investments	$4,322,339
Gross tax depreciation of investments	(535,559)
Net tax appreciation (depreciation) of investments	3,786,780
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$3,786,780
Other book-to-tax adjustments	$(12,497)
Undistributed tax-exempt income	$1,757
Accumulated short-term capital losses	$(1,241,848)
Accumulated long-term capital losses	$(386,868)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(178,394)	$(175,946)	$(72,593)	$(71,439)	$(743,476)	$(386,868)

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Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.74	0.36	(0.19)	0.17	(0.36)	$11.55	1.60%	0.47%	3.22%	36%	$46,195
2013	$11.70	0.33	0.04	0.37	(0.33)	$11.74	3.17%	0.47%	2.78%	49%	$65,026
2012	$10.89	0.39	0.81	1.20	(0.39)	$11.70	11.22%	0.48%	3.42%	38%	$49,255
2011	$11.02	0.43	(0.13)	0.30	(0.43)	$10.89	2.77%	0.48%	3.94%	23%	$23,674
2010	$10.60	0.44	0.42	0.86	(0.44)	$11.02	8.32%	0.48%	4.04%	50%	$9,824
Institutional Class
2014	$11.73	0.38	(0.19)	0.19	(0.38)	$11.54	1.81%	0.27%	3.42%	36%	$353
2013	$11.69	0.35	0.04	0.39	(0.35)	$11.73	3.38%	0.27%	2.98%	49%	$430
2012	$10.89	0.42	0.79	1.21	(0.41)	$11.69	11.35%	0.28%	3.62%	38%	$280
2011	$11.02	0.45	(0.13)	0.32	(0.45)	$10.89	2.97%	0.28%	4.14%	23%	$279
2010	$10.60	0.45	0.44	0.89	(0.47)	$11.02	8.53%	0.28%	4.24%	50%	$118
A Class
2014	$11.73	0.33	(0.18)	0.15	(0.33)	$11.55	1.44%	0.72%	2.97%	36%	$12,026
2013	$11.70	0.30	0.03	0.33	(0.30)	$11.73	2.91%	0.72%	2.53%	49%	$18,444
2012	$10.89	0.36	0.81	1.17	(0.36)	$11.70	10.85%	0.73%	3.17%	38%	$20,645
2011	$11.02	0.40	(0.13)	0.27	(0.40)	$10.89	2.52%	0.73%	3.69%	23%	$16,820
2010	$10.60	0.41	0.43	0.84	(0.42)	$11.02	8.05%	0.73%	3.79%	50%	$23,618

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For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$11.74	0.25	(0.19)	0.06	(0.25)	$11.55	0.60%	1.47%	2.22%	36%	$2,431
2013	$11.70	0.21	0.04	0.25	(0.21)	$11.74	2.15%	1.47%	1.78%	49%	$3,355
2012	$10.89	0.28	0.81	1.09	(0.28)	$11.70	10.12%	1.48%	2.42%	38%	$4,087
2011	$11.02	0.32	(0.13)	0.19	(0.32)	$10.89	1.76%	1.48%	2.94%	23%	$3,201
2010	$10.60	0.33	0.43	0.76	(0.34)	$11.02	7.25%	1.48%	3.04%	50%	$4,325

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the
Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2014

31

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,083,531 as exempt interest dividends for the fiscal year ended May 31, 2014.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82567 1407

ANNUAL REPORT	MAY 31, 2014

Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2014. It provides investment performance and portfolio information for the reporting period, plus a longer-term historical performance perspective.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

A Tale of Two Periods for Municipal Bonds (Munis)

The fiscal year ended May 31, 2014 provided a bridge between a difficult year for the U.S. muni market (2013) and a much better year, so far (2014). In 2013, the muni market faced challenges such as the fiscal sequester (which constrained funding efforts for municipal projects), the Taper Tantrum (sharply rising bond yields last summer as reductions in the Federal Reserve’s monthly bond-buying program appeared imminent), Detroit’s bankruptcy (a headline event that raised concerns about the broader muni market, even though it was an isolated event stemming from specific issues), fiscal shortfalls in Puerto Rico (a large muni issuer, also with its own specific rather than systemic problems), and large withdrawals from muni mutual funds.

2014 has been different, with no major new negative muni headline events through the first five months (reducing credit concerns). We’ve also experienced lower U.S. Treasury yields and higher Federal tax rates (which helped spur demand), and reduced muni issuance, which has resulted in a supply/demand imbalance that boosted the market. As a result, muni index returns for the full fiscal year were positive: 3.05% and 0.33%, respectively, for the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index. By comparison, the broad taxable, investment-grade Barclays U.S. Aggregate Bond Index returned 2.71%, and the 10-year U.S. Treasury note returned 0.43%.

Looking ahead, we see signs of potential economic improvement in the second half of 2014, but headwinds persist. Housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of May 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class(1)	BNTXX	0.04%	0.07%	1.18%	2.68%	7/31/84

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MAY 31, 2014
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.28%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	16 days
Weighted Average Life	16 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	89%
31-90 days	10%
91-180 days	—
More than 180 days	1%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expenses Paid During Period(1) 12/1/13 – 5/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.30	$1.10	0.22%
Investor Class (before waiver)	$1,000	$1,000.30(2)	$2.49	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.84	$1.11	0.22%
Investor Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

MAY 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.6%
ALABAMA — 1.4%
Columbia Industrial Development Board Rev., Series 1995 C, (Alabama Power Company Project), VRDN, 0.09%, 6/2/14	$500,000	$500,000
Troy Health Care Authority Rev., (Southeast Rural Health), VRDN, 0.16%, 6/5/14 (LOC: Troy Bank and Trust Co. and FHLB)	1,850,000	1,850,000
		2,350,000
CALIFORNIA — 12.9%
Alameda County Industrial Development Authority Rev., (Bat Properties LLC), VRDN, 0.15%, 6/5/14 (LOC: Bank of the West)	500,000	500,000
California Economic Development Financing Authority Rev., Series 1996 A, (Joseph Schmidt), VRDN, 0.15%, 6/5/14 (LOC: Bank of the West and BNP Paribas)	2,750,000	2,750,000
California Infrastructure & Economic Development Bank Rev., (Haig Precision Manufacturing Corp.), VRDN, 0.15%, 6/5/14 (LOC: Bank of the West)	750,000	750,000
California State University PUTTERs Rev., Series 2008-2646Z, VRDN, 0.14%, 6/5/14 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	1,100,000	1,100,000
State of California Rev., Series 2013 A-2, 2.00%, 6/23/14	5,000,000	5,005,323
Three Valleys Municipal Water District COP, (Miramar Water Treatment), VRDN, 0.12%, 6/4/14 (LOC: Wells Fargo Bank N.A.)	1,500,000	1,500,000
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.12%, 6/5/14 (SBBPA: JPMorgan Chase Bank N.A.)	1,545,000	1,545,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.06%, 6/5/14 (LOC: BNP Paribas)	8,440,000	8,440,000
		21,590,323
COLORADO — 2.1%
Colorado Educational & Cultural Facilities Authority Rev., (YMCA Metro Denver), VRDN, 0.16%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	865,000	865,000
County of Boulder Rev., (Mental Health Center), VRDN, 0.16%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	1,155,000	1,155,000
Midcities Metropolitan District No. 1 Rev., Series 2004 B, VRDN, 0.15%, 6/5/14 (LOC: BNP Paribas)	1,540,000	1,540,000
		3,560,000
FLORIDA — 7.1%
County of Alachua Industrial Development Rev., Series 1997, (Florida Rock Industries, Inc.), VRDN, 0.17%, 6/5/14 (LOC: Bank of America N.A.) (Acquired 7/26/13, Cost $1,000,000)(2)	1,000,000	1,000,000
County of DeSoto Industrial Development Rev., (Tremron, Inc.), VRDN, 0.12%, 6/5/14 (LOC: Branch Banking & Trust)	800,000	800,000
Florida State Turnpike Authority Rev., Series 2010 A, 5.00%, 7/1/14	2,000,000	2,007,715
JP Morgan Chase PUTTERs/DRIVERs Trust Rev., Series 2009-3439, VRDN, 0.16%, 6/5/14 (AGM-CR XLCA)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,695,000	3,695,000
Pinellas County Housing Finance Authority Rev., Series 2011, (Bayside Court), VRDN, 0.06%, 6/5/14 (LOC: FHLMC)	500,000	500,000
Sarasota County Health Facilities Authority Rev., (Bay Village Health Care Facilities), VRDN, 0.16%, 6/5/14 (LOC: Bank of America N.A.) (Acquired 8/10/12, Cost $3,800,000)(2)	3,800,000	3,800,000
		11,802,715

7

	Principal Amount	Value
GEORGIA — 2.1%
Fayette County Hospital Authority Rev., (Fayette Community Hospital), VRDN 0.09%, 6/4/14 (LOC: FHLB and Suntrust Bank)	$2,000,000	$2,000,000
Stephens County Development Authority Solid Waste Disposable Facilities Rev., (Caterpillar, Inc.), VRDN, 0.36%, 6/5/14	1,520,000	1,520,000
		3,520,000
IDAHO — 1.4%
Idaho Housing & Finance Association Rev., Series 2011 A, (Traditions at Boise Apartments), VRDN, 0.08%, 6/4/14 (LOC: East West Bank)(LIQ FAC: FHLMC)(SBBPA: FHLB)	2,400,000	2,400,000
ILLINOIS — 5.6%
Chicago Industrial Development Rev., (Evans Food Products Company, Inc.), VRDN, 0.24%, 6/5/14 (LOC: Bank of America N.A.)	1,475,000	1,475,000
Illinois Finance Authority Rev., (Andre's Imaging & Graphics, Inc.), VRDN, 0.17%, 6/5/14 (LOC: U.S. Bank N.A.)	1,445,000	1,445,000
Illinois Finance Authority Rev., (The Uniform Law Foundation), VRDN, 0.09%, 6/5/14 (LOC: PNC Bank N.A.)	2,740,000	2,740,000
Illinois Finance Authority Rev., Series 1997, (Radiological Society), VRDN, 0.16%, 6/5/14 (LOC: JPMorgan Chase Bank N.A.) (Acquired 8/23/11, Cost $500,000)(2)	500,000	500,000
Illinois Housing Development Authority Multi-Family Housing Rev., (Rome Meadows), VRDN, 0.45%, 6/5/14 (LOC: First National Bank and FHLB)	1,805,000	1,805,000
Rock Island County Metropolitan Airport Authority Rev., (Elliott Aviation), VRDN, 0.17%, 6/4/14 (LOC: U.S. Bank N.A.)	1,415,000	1,415,000
		9,380,000
INDIANA — 0.5%
Indiana Health Facility Financing Authority Rev., (Stone Belt Arc, Inc.), VRDN, 0.16%, 6/4/14 (LOC: JPMorgan Chase Bank N.A.)	400,000	400,000
University of Southern Indiana Rev., Series 1999 G, (Student Fee), VRDN, 0.16%, 6/4/14 (LOC: JPMorgan Chase Bank N.A.)	350,000	350,000
		750,000
IOWA — 1.1%
Iowa Finance Authority Health Facilities Rev., Series 2008, (Great River Medical Center), VRDN, 0.10%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
Iowa Finance Authority Industrial Development Rev., (Embria Health Sciences), VRDN, 0.21%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	560,000	560,000
		1,760,000
KANSAS — 0.9%
City of Olathe Rev., (YMCA of Greater Kansas City Project B), VRDN 0.08%, 6/5/14 (LOC: Bank of America N.A.)	1,445,000	1,445,000
LOUISIANA — 3.4%
Louisiana Public Facilities Authority Rev., (Dynamic Fuels LLC Project), VRDN, 0.08%, 6/2/14 (LOC: JPMorgan Chase Bank N.A.)	2,400,000	2,400,000
Terrebonne Economic Development Authority Gulf Opportunity Zone Rev., (Buquet Distribution Co.), VRDN, 0.31%, 6/5/14 (LOC: Community Bank and FHLB)	3,200,000	3,200,000
		5,600,000
MASSACHUSETTS — 0.5%
Massachusetts Industrial Finance Agency Rev., (Cambridge Isotope Labs, Inc.), VRDN, 0.37%, 6/4/14 (LOC: Bank of America N.A.) (Acquired 11/30/12, Cost $310,000)(2)	310,000	310,000
Massachusetts Industrial Finance Agency Rev., (Hi-Tech Mold & Tool, Inc.), VRDN, 0.17%, 6/4/14 (LOC: TD Bank N.A.)	480,000	480,000
		790,000

8

	Principal Amount	Value
MISSISSIPPI — 0.9%
Mississippi Business Finance Corp. Rev., Series 2004 B, VRDN, 0.18%, 6/5/14 (LOC: U.S. Bank N.A. and BancorpSouth Bank)	$1,510,000	$1,510,000
MISSOURI — 0.7%
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.12%, 6/2/14 (LOC: Commerce Bank N.A.)	1,000,000	1,000,000
Missouri State Health & Educational Facilities Authority Rev., Series 2011 B, (Rockhurst University), VRDN, 0.12%, 6/2/14 (LOC: Commerce Bank N.A.)	100,000	100,000
		1,100,000
NEVADA — 3.6%
Clark County Airport System Rev., Series 2013 C2, (Junior Lien), 2.00%, 7/1/14	3,500,000	3,504,732
Nevada Housing Division Rev., (Multi Unit Housing), VRDN, 0.13%, 6/5/14 (LOC: Citibank N.A.)	2,465,000	2,465,000
		5,969,732
NEW MEXICO — 1.2%
State of New Mexico Rev., Series 2009 A, 5.00%, 7/1/14	2,000,000	2,007,859
NEW YORK — 8.3%
Long Island Power Authority Electric System Rev., Series 1998 A1, VRDN, 0.15%, 6/4/14 (LOC: Bayerische Landesbank)	7,500,000	7,500,000
New York City GO, Series 1993 E4, VRDN 0.08%, 6/2/14 (LOC: BNP Paribas)	1,000,000	1,000,000
New York State Dormitory Authority Rev., Series 2009 A, 4.00%, 7/1/14	1,050,000	1,053,186
North Amityville Fire Co., Inc. Rev., VRDN, 0.22%, 6/5/14 (LOC: Citibank N.A.)	2,940,000	2,940,000
Suffolk County Industrial Development Agency Rev., (JBC Realty LLC), VRDN, 0.27%, 6/4/14 (LOC: JPMorgan Chase Bank N.A.)	1,370,000	1,370,000
		13,863,186
NORTH CAROLINA — 7.7%
Austin Trust Rev., Series 2008-3509, VRDN, 0.20%, 6/6/14 (LIQ FAC: Bank of America N.A.)(1)	4,000,000	4,000,000
North Carolina Capital Facilities Finance Agency Rev., (Lees-McRae College, Inc.), VRDN, 0.16%, 6/5/14 (LOC: Branch Banking & Trust)	4,340,000	4,340,000
North Carolina Medical Care Commission Facilities Rev., (Mission St. Joseph's), VRDN, 0.09%, 6/5/14 (SBBPA: Branch Banking & Trust)	3,985,000	3,985,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Stanley Total Living Center), VRDN, 0.16%, 6/5/14 (LOC: Wells Fargo Bank N.A.) (Acquired 12/16/09, Cost $605,000)(2)	605,000	605,000
		12,930,000
OHIO — 2.1%
County of Putnam Healthcare Facilities Rev., (Hilty Memorial Home), VRDN, 0.11%, 6/5/14 (LOC: First Federal Bank of Midwest and FHLB)	3,590,000	3,590,000
OKLAHOMA — 1.1%
Tulsa County Independent School District No. 9 GO, 1.00%, 4/1/15	1,860,000	1,872,209
PENNSYLVANIA — 3.3%
Allegheny County Industrial Development Authority Rev., (Little Sisters Poor Project), VRDN, 0.07%, 6/5/14 (LOC: PNC Bank N.A.)	1,650,000	1,650,000
Pennsylvania Higher Educational Facilities Authority Rev., Series 1999 E3, (University of Scranton), VRDN, 0.07%, 6/5/14 (LOC: PNC Bank N.A.) (Acquired 10/17/13, Cost $1,950,000)(2)	1,950,000	1,950,000
Philadelphia Authority for Industrial Development Rev., Series 2007 B, (Chestnut Hill College), VRDN, 0.16%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	1,900,000	1,900,000
		5,500,000

9

	Principal Amount	Value
SOUTH CAROLINA — 4.5%
South Carolina Educational Facilities Authority Rev., (Charleston Southern University Project), VRDN, 0.08%, 6/5/14 (LOC: Bank of America N.A.)	$1,240,000	$1,240,000
South Carolina Jobs-Economic Development Authority Hospital Rev., Series 2006 A, (Oconee Memorial Hospital, Inc), VRDN, 0.08%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	6,300,000	6,300,000
		7,540,000
SOUTH DAKOTA — 1.1%
South Dakota Housing Development Authority Rev., Series 2003 C-1, (Home Ownership Mortgage), VRDN, 0.14%, 6/5/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,900,000	1,900,000
TENNESSEE — 0.7%
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	500,000	500,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.09%, 6/2/14 (LOC: Bank of America N.A.)	690,000	690,000
		1,190,000
TEXAS — 17.1%
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.14%, 6/4/14	10,500,000	10,500,000
DeSoto Industrial Development Authority Rev., (National Service Industries, Inc.), VRDN, 0.16%, 6/5/14 (LOC: Wells Fargo Bank N.A.) (Acquired 12/13/11, Cost $2,000,000)(2)	2,000,000	2,000,000
Mission Economic Development Corp. Industrial Rev., (CMI Project), VRDN, 0.21%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	3,085,000	3,085,000
Muleshoe Economic Development Corps. Industrial Development Rev., (John Lyle & Grace Ajean), VRDN, 0.26%, 6/5/14 (LOC: Rabobank N.A. and Rabobank Nederland)	4,570,000	4,570,000
State of Texas Rev., 2.00%, 8/28/14	7,000,000	7,030,388
State of Texas GO, Series 2002 A-2, (Veterans Housing Fund), VRDN, 0.08%, 6/4/14 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,450,000	1,450,000
		28,635,388
UTAH — 1.2%
City of Logan Industrial Development Rev., (Scientific Technology), VRDN, 0.25%, 6/5/14 (LOC: Bank of the West)	1,300,000	1,300,000
Ogden City Redevelopment Agency Tax Increment Rev., Series 2005 A, VRDN, 0.16%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	640,000	640,000
		1,940,000
WASHINGTON — 4.7%
Snohomish County Housing Authority Rev., (Autumn Chase Apartments Project), VRDN, 0.08%, 6/5/14 (LOC: Bank of America N.A.)	1,460,000	1,460,000
Washington State Housing Finance Commission Rev., Series 2000 A, (St. Vincent De Paul Project), VRDN, 0.13%, 6/5/14 (LOC: Wells Fargo Bank N.A.)	2,035,000	2,035,000
Washington State Housing Finance Commission Rev., Series 2009 B, (Pioneer Human Services), VRDN, 0.12%, 6/4/14 (LOC: U.S. Bank N.A.)	1,400,000	1,400,000
Yakima County Public Corps. Rev., (Macro Plastics, Inc.), VRDN, 0.20%, 6/4/14 (LOC: Bank of the West)	3,000,000	3,000,000
		7,895,000
WISCONSIN — 1.4%
Milwaukee Redevelopment Authority Rev., (La Causa, Inc.), VRDN, 0.17%, 6/4/14 (LOC: U.S. Bank N.A.)	1,585,000	1,585,000
Wisconsin Health & Educational Facilities Authority Rev., (Edgewood College), VRDN, 0.08%, 6/2/14 (LOC: U.S. Bank N.A.)	800,000	800,000
		2,385,000
TOTAL INVESTMENT SECURITIES — 98.6%		164,776,412
OTHER ASSETS AND LIABILITIES — 1.4%		2,389,316
TOTAL NET ASSETS — 100.0%		$167,165,728

10

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AGM-CR	-	Assured Guaranty Municipal Corporation - Custodian Receipts
COP	-	Certificates of Participation
DRIVERs	-	Derivative Inverse Tax-Exempt Receipts
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
PUTTERs	-	Puttable Tax-Exempt Receipts
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $8,795,000, which represented 5.3% of total net assets.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $10,165,000, which represented 6.1% of total net assets. None of these securities were considered illiquid.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MAY 31, 2014
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$164,776,412
Cash	260,047
Receivable for investments sold	1,950,000
Receivable for capital shares sold	271,899
Interest receivable	348,903
167,607,261

Liabilities
Payable for capital shares redeemed	410,904
Accrued management fees	30,629
441,533

Net Assets	$167,165,728

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	167,167,993

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$167,148,163
Undistributed net realized gain	17,565
$167,165,728

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MAY 31, 2014
Investment Income (Loss)
Income:
Interest	$448,327

Expenses:
Management fees	879,748
Trustees’ fees and expenses	10,636
Other expenses	898
891,282
Fees waived	(460,578)
430,704

Net investment income (loss)	17,623

Net realized gain (loss) on investment transactions	71,567

Net Increase (Decrease) in Net Assets Resulting from Operations	$89,190

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2014 AND MAY 31, 2013
Increase (Decrease) in Net Assets	May 31, 2014	May 31, 2013
Operations
Net investment income (loss)	$17,623	$19,554
Net realized gain (loss)	71,567	1,599
Net increase (decrease) in net assets resulting from operations	89,190	21,153

Distributions to Shareholders
From net investment income	(17,623)	(19,554)
From net realized gains	(53,548)	—
Decrease in net assets from distributions	(71,171)	(19,554)

Capital Share Transactions
Proceeds from shares sold	98,161,926	87,899,338
Proceeds from reinvestment of distributions	70,164	19,421
Payments for shares redeemed	(114,027,973)	(113,214,332)
Net increase (decrease) in net assets from capital share transactions	(15,795,883)	(25,295,573)

Net increase (decrease) in net assets	(15,777,864)	(25,293,974)

Net Assets
Beginning of period	182,943,592	208,237,566
End of period	$167,165,728	$182,943,592

Transactions in Shares of the Fund
Sold	98,161,926	87,899,338
Issued in reinvestment of distributions	70,164	19,421
Redeemed	(114,027,973)	(113,214,332)
Net increase (decrease) in shares of the fund	(15,795,883)	(25,295,573)

See Notes to Financial Statements.

14

Notes to Financial Statements

MAY 31, 2014

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal income tax.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications - Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

15

Management Fees - The trust has entered into a management agreement with ACIM (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended May 31, 2014 was 0.49% before waiver and 0.23% after waiver.

Trustees’ Fees and Expenses - The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended May 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$17,623	$19,554
Taxable ordinary income	$53,548	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2014, the fund had undistributed ordinary income for federal income tax purposes of $17,565.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.04%	0.24%	0.50%	0.01%	(0.25)%	$167,166
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$182,944
2012	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.43%	0.50%	0.01%	(0.06)%	$208,238
2011	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.07%	0.45%	0.50%	0.07%	0.02%	$237,389
2010	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.20%	0.46%	0.51%	0.20%	0.15%	$280,874

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2014

18

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

19

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

20

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

21

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,623 as exempt interest dividends for the fiscal year ended May 31, 2014.

The fund hereby designates $53,548 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Municipal Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82570 1407

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $ 99,952
FY 2014:    $111,724

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation

S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $136,896
FY 2014:    $116,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 29, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 29, 2014